As filed with the Securities and Exchange Commission on January 31, 2003.
                           Registration No. 333-25073
                                    811-08177
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                 ---------------

                                    FORM N-1A
            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933     [ ]
                       Pre-Effective Amendment No. ____                 [ ]
                       Post-Effective Amendment No. 12                  [X]
                                       And
        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [ ]
                              Amendment No. 12                          [X]

                           THE DRESHER FAMILY OF FUNDS
               (Exact Name of Registrant as Specified in Charter)

                           715 Twining Road, Suite 202
                           Dresher, Pennsylvania 19025
                    (Address of Principal Executive Offices)

               Registrant's Telephone Number, including Area Code:
                                 (888) 980-7500

                          Michael H. Peuler, President
                           The Dresher Family of Funds
            715 Twining Road, Suite 202, Dresher, Pennsylvania 19025
                     (Name and Address of Agent for Service)

                          Copies of communications to:

                           Timothy F. Demers, Esquire
                                  Stevens & Lee
                             111 North Sixth Street
                        Reading, Pennsylvania 19603-0679
                                 (610) 478-2167

It is proposed that this filing will become effective (check appropriate box):

[ ] Immediately   upon  filing pursuant      [X] On 2-3-2003 pursuant
    to paragraph (b)                             to paragraph (b)
[ ] 60 days   after   filing  pursuant to    [ ] On (date) pursuant
    paragraph (a)(1)                             to paragraph (a)(1)
[ ] 75 days   after   filing pursuant to     [ ] On (date) pursuant
    paragraph (a)(2)                             to paragraph (a)(2) of rule 485

If appropriate, check the following box:
[X] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

DECLARATION PURSUANT TO RULE 24F-2: Pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended, Registrant is registering an indefinite number or amount of its shares of beneficial interest under the Securities Act of 1933, as amended. Registrant's Rule 24f-2 Notice for the fiscal year ended December 31, 2001 was filed with the Securities and Exchange Commission on or about March 27, 2002

                                       The
                                     DRESHER
                                 Family of Funds


                                   Prospectus
                                January 31, 2003


                                   THE DRESHER
                            COMPREHENSIVE GROWTH FUND
                                       AND
                                   THE DRESHER
                             CLASSIC RETIREMENT FUND


                           THE DRESHER FAMILY OF FUNDS
                              Twining Office Center
                           715 Twining Road, Suite 202
                                Dresher, PA 19025
                              Phone: (215) 881-7000
                            Toll Free: (888) 980-7500
                               Fax: (215) 881-7001


This prospectus has information about the Funds that you should know before you invest. Please read it carefully and keep with your investment records. Although these securities have been registered with the Securities and Exchange Commission, the SEC has not judged them for investment merit and does not guarantee the accuracy or adequacy of the information in this Prospectus. Anyone who informs you otherwise is committing a criminal offense.

                                Table of Contents

THE DRESHER COMPREHENSIVE GROWTH FUND.......................................1

THE DRESHER CLASSIC RETIREMENT FUND.........................................1

RISK/RETURN SUMMARY.........................................................2

PERFORMANCE SUMMARY.........................................................3

FEES AND EXPENSES OF THE FUNDS..............................................4

INVESTMENT OBJECTIVES.......................................................5

INVESTMENT STRATEGIES AND RISKS.............................................5

OTHER RISK CONSIDERATIONS...................................................7

MANAGEMENT OF THE DRESHER FAMILY OF FUNDS...................................8

EXECUTION OF PORTFOLIO TRANSACTIONS.........................................9

DETERMINATION OF NET ASSET VALUE............................................9

HOW TO PURCHASE SHARES......................................................9

HOW TO REDEEM SHARES.......................................................10

DIVIDENDS, DISTRIBUTIONS AND TAXES.........................................12

DISTRIBUTION PLAN..........................................................13

THE DRESHER COMPREHENSIVE GROWTH FUND......................................14

THE DRESHER CLASSIC RETIREMENT FUND........................................16

APPENDIX A.................................................................18

                      THE DRESHER COMPREHENSIVE GROWTH FUND
                       THE DRESHER CLASSIC RETIREMENT FUND


The Dresher Family of Funds is an open-end diversified management investment company. It consists of three separate portfolios. This prospectus provides information about The Dresher Comprehensive Growth Fund and The Dresher Classic Retirement Fund. We refer to each portfolio in this prospectus as a "Fund" and the two together as the "Funds."; information about the other portfolio is provided in a separate prospectus. "We" are National Financial Advisors, Inc., the investment manager of the Funds. The Funds seek to achieve their investment objectives by operating as a "fund of funds," i.e., investing in shares of other open-end investment companies. The Funds, as well as the other open-end investment companies in which they invest, are commonly called "mutual funds." This strategy results in greater expenses than you would incur if you invested directly in the underlying mutual funds, because of the fees charged by the Funds in addition to those of the underlying funds.


THE DRESHER COMPREHENSIVE GROWTH FUND seeks growth of capital without regard to current income.

THE DRESHER CLASSIC RETIREMENT FUND seeks moderate growth of capital and a significant level of current income.

The Funds are designed to offer investors easy access to actively managed funds. Both Funds are diversified by asset class and feature a core component of domestic and international stock funds for growth potential, combined with bond funds and money market funds for greater price stability. We monitor hundreds of mutual funds, analyzing the relative attractiveness of various funds to identify and select a mix of underlying funds in order to achieve each Fund's goals.

The Funds are no load funds. They sell and redeem their shares at net asset value. There are no sales loads or commissions imposed upon the purchase of Fund shares or any fees imposed upon redemption. The Funds do not charge deferred sales charges, and have suspended indefinitely all 12b-1 distribution fees. The Funds may invest in shares of mutual funds that normally charge sales loads, redemption fees, and/or pay their own 12b-1 distribution expenses. Shareholders will incur the cost of these 12b-1 distribution fees when charged by the underlying funds. The Funds will not pay a sales load to buy these underlying funds. Instead the Funds will use available quantity discounts or waivers to avoid paying a sales load.

                               RISK/RETURN SUMMARY

WHAT ARE THE FUNDS' INVESTMENT OBJECTIVES?

The Dresher Comprehensive Growth Fund seeks growth of capital without regard to current income. The Fund expects to be fully invested in underlying mutual funds at all times. Under normal market conditions, at least 75% of the total assets of this Fund will be invested in mutual funds that invest primarily in common stocks or securities convertible into or exchangeable for common stock. The allocation of the assets of The Dresher Comprehensive Growth Fund among the underlying funds is expected to result in the Fund incurring more risk than The Dresher Classic Retirement Fund.

The Dresher Classic Retirement Fund seeks moderate growth of capital and a significant level of current income. The Fund expects to be fully invested in underlying mutual funds at all times. Under normal market conditions, no more than 65% of the Fund's assets will be invested in mutual funds that invest primarily in common stock or securities convertible into or exchangeable for common stock. The balance of the Fund's assets will be invested in mutual funds that invest in bonds and other fixed-income securities.

WHAT ARE THE FUNDS' PRINCIPAL INVESTMENT STRATEGIES?

Each Fund seeks to achieve its investment objective by investing in a portfolio of other mutual funds. The mutual funds in which the Funds may invest are referred to in this prospectus as the "underlying funds." A Fund will, under normal market conditions, maintain its assets invested in a number of underlying funds. Each Fund may invest in identical types of mutual funds or even in the same mutual funds; however, the percentage of each Fund's assets so invested will vary depending upon the Fund's investment objective. Our investment strategy focuses on:

o asset allocation, that is, varying the ratio of Fund assets among different asset classes;
o fund selection, in which we look for a unique edge provided by the underlying fund's management; and
o    portfolio structure strategies, that is buy-and-hold and sector rotation.

When we believe market conditions justify a defensive strategy, a Fund may invest up to 100% of its assets in bank money market deposit accounts or money market mutual funds.

WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE FUNDS?

Any investment involves risk. Even though the Funds invest in a number of mutual funds, this investment strategy cannot eliminate risk. You could lose money by investing in the Funds.

To the extent a Fund is invested in stock funds, the return on and value of an investment in the Fund will fluctuate in response to stock market movements. Stocks and other equity securities are subject to market risks, that is, rapid increase or decrease in value or liquidity of the security, and fluctuations in value due to earnings, economic conditions and other factors beyond our control.

To the extent a Fund is invested in bond funds, the return on and value of an investment in the Fund will fluctuate with changes in interest rates. Typically a rise in interest rates causes a decline in the market value of fixed-income securities. Other factors may affect the market price and yield of fixed-income securities, including investor demand, changes in the financial condition of issuers of securities, and domestic and worldwide economic conditions.

The Funds may indirectly concentrate their investments within one industry through their investments in the underlying funds. Such indirect concentration of a Funds' assets may subject the shares of that Fund to greater fluctuation in value than would be the case in the absence of such concentration.

An underlying fund may invest in high yield, high-risk, lower rated securities, commonly known as "junk bonds." An investment in such securities is subject to additional risk factors such as increased possibility of default, illiquidity of the security, and changes in value based on public perception of the issuer of the security.

An underlying fund may invest in foreign securities. Such investments may be subject to additional risks that are not typically associated with investing in domestic securities, such as changes in currency rates and political developments.

By investing in other mutual funds, the Funds incur greater expenses than you would incur if you invested directly in the mutual funds.

                               PERFORMANCE SUMMARY

The bar charts and performance tables shown provide an indication of the risks of investment in the Funds by showing changes in the Funds' performance from year to year and by showing how the average annual returns of the Funds compare to those of a broad-based securities market index. How the Funds have performed in the past is not necessarily an indication of how they will perform in the future.


THE DRESHER COMPREHENSIVE GROWTH FUND

BAR CHART: Average Annual Return (Percent)

1998    9.70%
1999   36.16%
2000  -11.14%
2001  -22.07%

During the period shown in the bar chart, the highest return for a quarter was 24.74% during the quarter ended December 31, 1999 and the lowest return for a quarter was -15.41% during the quarter ended September 30, 1998.

THE DRESHER CLASSIC RETIREMENT FUND

BAR CHART: Average Annual Return (Percent)

1998    7.98%
1999   26.73%
2000  -10.35%
2001  -20.30%

During the period shown in the bar chart, the highest return for a quarter was 19.17% during the quarter ended December 31, 1999 and the lowest return for a quarter was -13.00% during the quarter ended September 30, 1998.


Average Total Returns for Period Ended December 31, 2001 and June 30, 2002; Average Annual Return since inception


                                          Six months      One year        Since
                                              ending        ending    Inception
                                        Jun 30, 2002  Dec 31, 2001  Oct 1, 1997
Dresher Comprehensive Growth Fund

  Return Before Taxes                        (7.30)%      (22.07)%       0.85 %
  Return After Taxes on Distributions        (7.30)%      (22.20)%      (0.08)%
  Return After Taxes on Distributions
    and Sale of Fund Shares                  (4.45)%      (17.72)%       0.75 %


Dresher Classic Retirement Fund

  Return Before Taxes                        (3.90)%      (20.30)%      (0.60)%
  Return After Taxes on Distributions        (3.90)%      (20.67)%      (1.21)%
  Return After Taxes on Distributions
    and Sale of Fund Shares                  (2.37)%      (16.42)%      (0.60)%


S&P 500 Index                               (13.78)%      (13.04)%       4.99 %
Lipper Growth Fund Index                    (17.96)%      (23.87)%       0.56 %
Lipper Balanced Fund Index                   (6.04)%       (3.24)%       5.38 %

                         FEES AND EXPENSES OF THE FUNDS

This table describes the fees and expenses that you may pay if you buy and hold shares of the Funds.


SHAREHOLDER FEES (1)(fees paid directly from your investment)

Sales Charge (Load) Imposed on Purchases               None
Sales (Load) Imposed on Reinvested Dividends           None
Deferred Sales Fees (Load)                             None
Exchange Fee                                           None
Redemption Fee                                         None

ANNUAL FUND OPERATING EXPENSES  (1)
(expenses that are deducted from Fund assets)

                                   Comprehensive    Classic
                                       Growth      Retirement
                                        Fund          Fund
Management Fees (2)                     0.50%         0.50%
Distribution (12b-1) Fees (2)           0.00%         0.00%
Other Expenses                          0.40%         0.40%
                                       ------        ------
Total Annual Fund Operating Expenses    0.90%         0.90%
Fee Waiver (2)                           .00%          .00%
                                       ------        ------
Net Expenses                            0.90%         0.90%
                                       ======        ======

(1) Does not include fees charged by underlying funds.
(2) The Funds have suspended all 12b-1 fees indefinitely. We have reduced our management fee so that each Fund's actual annual operating expenses are no greater than .90%, not including extraordinary expenses. Our management fee reduction will continue until at least December 31, 2003, after which date it may be continued, modified or terminated. Our management fee includes 1) investment advisory fee (0.50%) and 2) administrative services (0.40%) including transfer agency, pricing, custodial, auditing and legal services, taxes, interest, redemption fees and expenses of non-interested Trustees and general administrative expenses.

EXAMPLE

This example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. It assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                   1 Yr    3 Yrs   5 Yrs   10 Yrs
     Comprehensive Growth Fund     $92     $287    $499    $1,111
     Classic Retirement Fund       $92     $287    $499    $1,111

             INVESTMENT OBJECTIVES AND STRATEGIES AND RELATED RISKS

                              INVESTMENT OBJECTIVES

Each Fund seeks to achieve its investment objective by investing in a portfolio of other mutual funds. The level of diversification the Funds obtain from being invested in a number of underlying funds reduces the risk associated with an investment in a single underlying fund. This risk is further reduced because each underlying fund's investments are also spread over a range of issuers, industries, and countries.

Each Fund may invest in load or no-load mutual funds. The Funds will not pay a sales load to buy shares of an underlying load fund. Instead the Funds will use available quantity discounts or waivers to avoid paying a sales load.

Each Fund has its own investment objectives and strategies designed to meet different investment goals:

         The investment objective of The Dresher Comprehensive Growth Fund is capital appreciation without regard to current income. Under normal market conditions, at least 75% of the total assets of the Fund will be invested in mutual funds that invest primarily in common stock or securities convertible into or exchangeable for common stock, such as convertible preferred stock, convertible debt securities with warrants attached and debt securities entitling the Fund to purchase common stock when the principal amount of the debt securities can be used at face value to exercise the warrants. This allocation of assets among the underlying funds means that this Fund will likely incur more risk than The Dresher Classic Retirement Fund.

         The investment objective of The Dresher Classic Retirement Fund is moderate capital appreciation and significant income. Under normal market conditions, no more than 65% of the Fund's assets at the time of investment will be invested in mutual funds that invest primarily in common stock or securities convertible into or exchangeable for common stock. The balance of the Fund's assets will be invested in mutual funds that invest in bonds or other fixed-income securities.

Both Funds will, under normal circumstances, maintain substantially all of their assets in a number of underlying funds. Each Fund may invest up to 100% of its assets in bank money market deposit accounts or money market mutual funds for temporary defensive purposes when we believe that other investments involve unreasonable risk. Under such circumstances, the Funds may not achieve their investment objectives and may experience a significant reduction in investment returns.

Each Fund's investment objective is non-fundamental and may be changed by the Board of Trustees of The Dresher Family of Funds without approval by the shareholders of that Fund. You would be notified in writing at least 30 days before a change in the investment objective of a Fund. If there is such a change in investment objective, you should consider whether the particular Fund remains an appropriate investment in light of your then current financial position and needs.

The underlying funds may, but will not necessarily, have the same investment objectives and policies as the Funds. A general discussion of the investments that may be made by underlying funds and the risk associated with such investments is found in Appendix A to this prospectus.


                         INVESTMENT STRATEGIES AND RISKS

We try to get the greatest return for the level of risk assumed by each Fund. Our investment strategy stresses three factors: asset allocation, fund selection and portfolio structure.

ASSET ALLOCATION

Different asset classes produce different results, both absolutely and relative to each other, over various periods. Diversification across asset classes is the appropriate protection against the risk of being wrong about the prospects for an asset class because:

o it allows an investor to counterbalance the more volatile swings in value typically experienced by riskier asset classes with the greater stability of less risky asset classes and
o it allows for the tendency of certain asset classes to behave contrary to the behavior of other asset classes during a given investment period.

As part of the asset allocation process, we perform a forward-looking analysis of economic and market trends which include both broad macro-economic concerns and more narrowly-focused sector concerns. We perform a "top down" macro-economic analysis on a global basis, examining the strength of the economy as a whole, as well as various sectors, inflation, currency, money flows, and interest rate considerations and political concerns. Additionally, we use various technical and fundamental analytical techniques to determine at any given point the actual relative weighting of various asset classes in a Fund.

After performing the "top down" macro-economic analysis and market analysis described above and the fund manager survey described below under "Fund Selection" and "Portfolio Structure," we arrive at positive, neutral, or negative outlooks for the short, intermediate, and long terms. Comparing the outlooks at which we arrive to current condition period trends, we examine whether the outlook indicates confirmation and continuation of a particular trend or potential reversal of a trend.

FUND SELECTION


Among mutual funds in a particular category, the performance of the best funds often varies substantially from the average. As part of our fund selection process, we analyze general historical performance of funds over at least the past one, three, and five year periods. In this regard, we use both absolute and risk-adjusted measures. We also identify the "current condition period," that is, the time that the current investing conditions have been in place, and research and analyze fund performance in other particular time frames using various absolute and risk-adjusted measures. In doing so, we look for what we call "idiosyncratic advantage," which means a unique edge provided by a fund's management based on its knowledge, methods, skills and insights.


In evaluating a fund, we calculate the fund's volatility during the period under consideration, both as a measure of risk inherent in the fund and as a basis for comparison with other funds. We also conduct fundamental and technical analysis of the fund's portfolio. In addition, we evaluate the fund's management for background, service capability, stability, technical and research support, and other indications of quality of investment judgment including, to the extent feasible, interviews with the fund's portfolio manager.

PORTFOLIO STRUCTURE

We believe that strategies of portfolio structure and management should also be diversified. In managing the Funds, we use a combination of the buy-and-hold and sector rotation strategies.

A buy-and-hold strategy involves researching mutual funds primarily by doing fundamental analysis. This includes analysis of performance records and capabilities and investment styles of fund managers. The objective is to match a fund or combination of funds to the goals and tolerance for risk of each Fund. Mutual funds so selected are considered to be long-term investment vehicles and are not likely to be subject, under normal market conditions, to frequent trading. A buy-and-hold strategy focuses on results over one or more market cycles rather than short-term performance. Risks of the buy-and-hold strategy include management turnover, managers of funds losing their ability or their interest in managing the fund, and a fund growing so large that its ability to invest is restricted.

A sector rotation strategy is based on a view of the market as a mix of many sub-markets. It is intended to take advantage of the fact that certain sub-markets are not closely correlated with many other sub-markets. Sector rotation is an active strategy, relying on techniques for shifting asset concentrations to and from various sectors to realize the benefits of sectors anticipated to strengthen and to diminish the effects of sectors anticipated to decline. A sector rotation strategy thus allows a portfolio to remain more fully invested over time by frequently replacing assets in one sector with assets from others. The primary risk associated with sector rotation is that anticipated trends may not appear.

The assumption is that there is limited correlation between certain sectors (utility stocks vs. technology stocks, for example) and that at any given point there are likely to be one or more sectors that are outperforming or have the potential to outperform the overall market. A sector rotator will thus likely stay fully invested over time, but may well frequently buy and sell in order to move assets from one sector to another. On the other hand, a market timer will stay fully invested only when he or she believes the market is going up and will hold varying percentages of cash, up to 100% cash, depending on his or her level of confidence that the market is going down.

The Funds have no restrictions on portfolio turnover. However, we do not anticipate that the Funds will engage in active and frequent trading for the foreseeable future. Trading may result in realization of net short-term capital gains that would not otherwise be realized. Shareholders are taxed on such gains when distributed from a Fund at ordinary income tax rates. See "Dividends, Distributions and Taxes" for a summary of taxation issues. There is no limit on the portfolio turnover rates of the underlying funds.

                            OTHER RISK CONSIDERATIONS

The Funds' investment strategy does not eliminate risk. Any investment in a mutual fund involves risk. Although the Funds will invest in a number of underlying funds, this practice does not eliminate investment risk. Some of the underlying funds in which the Funds invest may involve more risk than others. For example, the underlying funds may invest some or all of their assets in:

o a broad array of corporate bonds, some which are not considered investment grade bonds by Standard & Poor's Corporation or Moody's Investor Services, Inc., or which are unrated;
o    foreign securities and foreign currency transactions;
o convertible and debt securities, including, master demand notes, illiquid securities and warrants; and
o    the investments described in Appendix A to this prospectus.

The underlying funds may also:

o    lend their portfolio securities;
o    sell securities short;
o borrow money in amounts up to some designated percentage of their assets for investment purposes;
o    sell or purchase call or put options on securities or on stock indexes;
o    enter into futures contracts or repurchase agreements; and
o    sell or purchase options on futures contracts.

Some of the risks associated with these investment policies are described in Appendix A to this prospectus.

Sector rotation strategies are complex, involve risks that contemporary economic theory of financial markets suggests may not be fully compensated measured by expected return, and are highly dependent on subjective judgments. Further, any strategy designed to enhance returns also enhances risk of loss and thus carries with it the potential instead for reducing gains or causing losses. There can be no assurance that in carrying out sector rotation strategies, we will successfully enhance the performance of the Funds.

The Funds' investments may concentrate in one industry, which may result in greater fluctuation in value. Through its investment in underlying funds, each Fund indirectly may invest more than 25% of its total assets in one industry. Such indirect concentration of the Fund's assets may subject the shares of that Fund to greater fluctuation in value than would be the case in the absence of such concentration.

You will bear two tiers of expenses. You could invest directly in the underlying funds. By investing in mutual funds indirectly through the Funds, you bear not only your proportionate share of the expenses of the Funds but also, indirectly, similar expenses, including operating costs and investment advisory fees, of the underlying funds. You may indirectly bear expenses paid by underlying funds related to the distribution of such mutual funds' shares. However, the Funds intend to purchase load funds under discount programs so that they will not incur sales load charges. In addition, as a result of the Funds' policies of investing in other mutual funds, you may receive taxable capital gains distributions to a greater extent than would be the case if you invested directly in the underlying funds. See "Dividends, Distributions and Taxes" for a description of the taxation issues.

Underlying funds may make "in kind" distributions. Under certain circumstances, an underlying fund may determine to make a payment for redemption of its shares to the Fund wholly or partly by a distribution "in kind" of securities from its portfolio in lieu of cash, in conformity with the rules of the SEC. In such cases, the Fund may hold securities distributed by an underlying fund until we determine that it is appropriate to dispose of such securities. Such disposition may entail additional costs to the affected Fund.

An underlying fund may sell a particular security at the same time another underlying fund is purchasing the same security. The investment advisers of the underlying funds will make their investment decisions independently of the Funds. Therefore, the investment adviser of an underlying fund may be purchasing securities of the same issuer whose securities are being sold by the investment adviser of another underlying fund. The result of this would be an indirect expense to the Funds without accomplishing any investment purpose.

 The Funds' distributor may receive fees from underlying funds. The underlying funds in which the Funds invest may incur distribution and shareholder service expenses in the form of 12b-1 fees or service fees. In the event a Fund purchases shares of an underlying fund that imposes 12b-1 or service fees, such fees will be paid by such underlying funds to the Funds' distributor, NFA Brokerage Services, Inc. The distributor is entitled to retain service fees in an amount equal to the fair market value of the services provided by it to the underlying funds, but the distributor will reimburse to the Funds any fees it receives from underlying funds for effecting purchases of the underlying funds' shares. For a description of such arrangements, please see the discussion under the caption "Execution of Portfolio Transactions." The distributor is affiliated with us, and as a result of that relationship, a conflict of interest in rendering advice to the Funds could arise. However, because the distributor will reimburse to the Funds any fees received by it for effecting purchases of the underlying funds' shares, we believe that our incentive to make investments in underlying funds which pay such fees to the distributor is greatly reduced.


                    MANAGEMENT OF THE DRESHER FAMILY OF FUNDS

TRUSTEES

The business and affairs of the The Dresher Family of Funds are managed under the direction of the Board of Trustees. Additional information about the Trustees and the executive officers of The Dresher Family of Funds may be found in the Statement of Additional Information under "Management of the Trust."

INVESTMENT MANAGER


We (National Financial Advisors, Inc.) are the investment manager to the Funds. We maintain our principal office at 715 Twining Road, Suite 202, Dresher, Pennsylvania 19025. In addition to serving as investment adviser to The Dresher Family of Funds and its Funds, we provide investment supervisory services on a continuous basis to high networth individuals, pension and profit sharing plans, corporations, partnerships, trusts and estates, including charitable organizations. Pursuant to an Investment Management Agreement with The Dresher Family of Funds, we are responsible for the investment management of each Fund's assets, including the responsibility for making investment decisions and placing orders for the purchase and sale of the Funds' investments. Unlike most mutual funds, the management fees paid by the Funds to us include transfer agency, pricing, custodial, auditing and legal services, taxes, interest, redemption fees, fees and expenses of non-interested Trustees and general administrative and other operating expenses of each Fund.


For the services provided to the Funds, we are entitled to receive from each Fund a fee, payable monthly, at the annual rate of 1.20% average daily net assets. We are contractually obligated to reduce our management fee to keep total operating expenses for each Fund to .90% (not including extraordinary expenses) until at least December 31, 2003.

We are a subsidiary of The National Advisory Group, Inc., a Pennsylvania corporation with interests primarily in the financial services industry. The National Advisory Group is a subsidiary of PennRock Financial Services Corp., a Pennsylvania Bank holding company with assets of $1 billion as of December 31, 2002. The National Advisory Group also owns NFA Brokerage Services, the NASD mutual funds only broker/dealer through which shares of each Fund are offered, and National Shareholder Services, Inc., the Funds' transfer agent, dividend paying agent and shareholder service agent.


David S. Butterworth has been the person primarily responsible for the management of the portfolio of each of The Dresher Family of Funds since March 2001. Mr. Butterworth is Vice President of National Financial Advisors. He also serves as Vice President and Portfolio Manager of Blue Ball National Bank, PennRock Financial Services Corporations' wholly-owned bank subsidiary. In that capacity he is responsible for management of employee benefit plans, investment management accounts and trust accounts on behalf of Blue Ball National Bank. Before joining the bank, Mr. Butterworth managed a broker/dealer office for F.J. Morrissey & Co., Inc. from 1997 to 1999, and was president of D.S. Butterworth & Co., Inc., an investment advisor and broker/dealer, from 1992 to 1997. Mr. Butterworth served as portfolio manager for the Joshua Mutual Fund, Inc., a small equity mutual fund, from 1994 to 1995.

                       EXECUTION OF PORTFOLIO TRANSACTIONS

We generally place orders for the purchase and sale of portfolio securities for the Funds' accounts directly with the underlying funds. We may also, however, enter transactions through the NFA Brokerage Services. Each Fund has authority to purchase shares of underlying funds that impose 12b-1 or service fees. The distributor may enter into agreements with the underlying funds to provide certain services to them in consideration of the payment of such fees. Such services may include: account status information, forwarding of communications from such underlying funds to a Fund, and share purchase processing, exchange, and redemption assistance. In the absence of such agreements, an underlying fund would retain the 12b-1 or service fees. The distributor is entitled to retain fees for services provided by it to an underlying fund, which fees will not exceed the fair market value of the services provided. In the event an underlying fund pays a fee to the distributor for effecting the purchase of such fund's shares, or any 12b-1 fees in excess of the value of any services provided, the distributor will reimburse all such fees to the relevant Fund. Reimbursement will be made by the distributor to a Fund as soon as administratively possible.


                        DETERMINATION OF NET ASSET VALUE

The share price or net asset value of the shares of each Fund is determined as of the close of the regular session of trading on the New York Stock Exchange, normally at 4:00 p.m., Eastern time. The Funds are open for business on each day the New York Stock Exchange is open for business. The net asset value per share of each Fund is calculated by dividing the sum of the value of the securities held by the Fund plus cash or other assets minus all liabilities, including estimated accrued expenses, by the total number of outstanding shares of the Fund, rounded to the nearest cent. The price at which a purchase or redemption of a Fund's share is effected is based on the next calculation of net asset value after the redemption request is placed.

Shares of the underlying funds are valued at their respective net asset values. The underlying funds value securities in their portfolios for which market quotations are readily available at their current market value, generally the last reported sale price, and all other securities and assets at fair value pursuant to methods established in good faith by the board of directors of the underlying fund. Money market funds with portfolio securities that mature in one year or less may use the amortized cost or penny-rounding methods to value their securities. Securities having 60 days or less remaining to maturity generally are valued at their amortized cost, which approximates market value.

If market quotations are not readily available, securities are valued at their fair market value as determined in good faith in accordance with procedures established by and under the general supervision of The Dresher Family of Funds' Board of Trustees. The net asset value per share of each Fund will fluctuate with the value of the securities it holds.

                             HOW TO PURCHASE SHARES

Shares of each Fund are sold without a sales charge at the next price calculated after receipt of an order in proper form by National Shareholder Services, the transfer agent. (Proper from means all account application forms properly completed and signed, and receipt of cleared funds.) The Funds are open for business each day that the New York Stock Exchange is open. The Funds calculate their share prices each business day after the close of the NYSE. A Fund's share price is its net asset value per share, or NAV, which is the Fund's net assets divided by the number of its shares out- standing. Orders to buy, sell or exchange shares that are received in good order by the transfer agent before the close of business (generally 4 p.m. Eastern time) will be executed at the next share price calculated that day. The assets of the Funds are valued primarily on the basis of the reported net asset values of the underlying funds in which the Funds invest.

 Your initial investment in a Fund ordinarily must be at least $10,000, except that The Dresher Family of Funds reserves the right, in its sole discretion, to waive the minimum initial investment amount for certain investors, or to waive or reduce the minimum initial investment for tax-deferred retirement plans. The minimum investment is waived for purchases by Trustees, officers of The Dresher Family of Funds and private clients of PennRock Financial Services Corp. and its subsidiaries, including members of such persons' immediate families. Each Fund also reserves the right to waive the minimum initial investment for financial intermediaries. All purchase payments are invested in full and fractional shares. The Dresher Family of Funds may reject any purchase order.


You may open an account and make an initial investment in either Fund by sending a check and completed account application form to the transfer agent, National Shareholder Services, Inc., c/o Blue Ball National Bank, P.O. Box

160, Blue Ball, Pennsylvania  17506-0160.  Checks should be made payable to
The Dresher Family of Funds. An account application kit is included with this prospectus. If your order to purchase shares is canceled because your check does not clear, you will be responsible for any resulting losses or fees incurred by the Fund or the transfer agent in the transaction.

You may also purchase shares of the Funds by wire. Please call the transfer agent at (888) 980-7500 for instructions. You should be prepared to give the name in which the account is to be established, the address, telephone number, and taxpayer identification number for the account, and the name of the bank that will wire the money. Investment in a Fund will be made at the Fund's net asset value next determined after your wire is received together with the account information outlined above. If the Fund does not receive timely and completed account information, there may be a delay in the investment of money and any accrual of dividends. To make an initial wire purchase, you must mail a completed account application to the transfer agent. Banks may impose a charge for sending a wire. There is presently no fee for receipt of wired funds, but the transfer agent reserves the right to charge shareholders for this service upon thirty days' prior notice to shareholders.

The Dresher Family of Funds mails you confirmations of all purchases or redemptions of shares of the Funds. With your prior consent, The Dresher Family of Funds will transmit confirmations and other statements to you by e-mail or other electronic media in compliance with SEC guidelines. You may revoke your consent to receive such confirmations and statements electronically at any time and thereafter will receive hard copies of all such confirmations and statements. Regardless, you may request hard copies at any time.

The Funds' account application contains certain provisions limiting the liability of The Dresher Family of Funds, the transfer agent and certain of their affiliates for certain claims and costs, including losses resulting from unauthorized shareholder transactions relating to the various services made available to investors, for example, telephone redemptions and exchanges.

You may purchase and add shares to your account ($100 minimum) directly by mail or by bank wire or through a dealer. Each additional purchase request must contain the account name and number to permit proper crediting.

TAX-DEFERRED RETIREMENT PLANS

Shares of the Funds are available for purchase in connection with the following tax-deferred retirement plans offered by PennRock Financial Services Corporation and its subsidiaries:

o    Keogh Plans for self-employed individuals.
o Individual retirement account (IRA) plans for individuals and their non-employed spouses.
o Qualified pension and profit-sharing plans for employees, including those profit-sharing plans with 401(k) provisions.
o 403(b)(7) custodial accounts for employees of public school systems, hospitals, colleges and other non-profit organization meeting certain requirements of the Code.

                              HOW TO REDEEM SHARES

You may redeem shares of the Funds on each day that The Dresher Family of Funds is open for business. You will receive the net asset value per share next determined after receipt by the transfer agent of your redemption request in the form described below. The Dresher Family of Funds will generally send your redemption payment by mail or by wire within three business days after receipt of redemption request. However, payment in redemption of shares purchased by check will be made only after the check has been collected, which may take up to 15 days from the purchase date. You may eliminate this delay by purchasing shares of the Funds by certified check or wire.

BY TELEPHONE

To redeem by telephone, call the transfer agent at (888) 980-7500. The proceeds will be sent by mail to the address designated on your account or wired directly to your existing account at any commercial bank or brokerage firm in the United States as designated on the application. IRA accounts are not redeemable by telephone.

The telephone redemption privilege is automatically available to all shareholders. You may change the bank or brokerage account designated under this procedure at any time by writing to the transfer agent, or by completing a supplemental telephone redemption authorization form. Contact the transfer agent to obtain this form. Further documentation will be required to change the designated account if shares are held by a corporation, fiduciary or other organization.

Neither The Dresher Family of Funds nor the transfer agent, nor their affiliates, will be liable for complying with telephone instructions any of them reasonably believes to be genuine or for any loss, damage, costs or expense in acting on such telephone instructions. The affected shareholders will bear the risk of any such loss. The Dresher Family of Funds or the transfer agent, or both, will employ reasonable procedures to determine that telephone instructions are genuine. If The Dresher Family of Funds and/or the transfer agent do not employ such procedures, they may be liable for losses due to unauthorized or fraudulent instructions. Such procedures may include, among others, requiring forms of personal identification before acting upon telephone instructions, providing written confirmation by mail or, if the shareholder has given its consent to receipt of confirmation by such means, by e-mail, in compliance with SEC guidelines, of the transactions and/or tape recording telephone instructions.

BY MAIL

You may redeem your shares by mail by writing directly to the transfer agent, National Shareholder Services, Inc., c/o Blue Ball National Bank, P.O. Box 160, Blue Ball, Pennsylvania 17506-0160. The redemption request must be signed exactly as your name appears on the Funds' records and must include the account number. If the shares are owned by more than one person, the redemption request must be signed by all owners exactly as the names appear on the registration.

THROUGH BROKER-DEALERS

You may also redeem shares by placing a wire redemption request through a securities broker or dealer. Broker-dealers or other agents may impose a fee for this service. You will receive the net asset value per share next determined after receipt by the transfer agent of your wire redemption request. It is the responsibility of broker-dealers to promptly and properly transmit wire redemption orders.

OTHER INFORMATION CONCERNING REDEMPTION

Each Fund reserves the right to take up to seven days to make payment if, in our judgment, the Fund could be affected adversely by immediate payment. In addition, the right of redemption may be suspended or the date of payment postponed:

o for any period during which the New York Stock Exchange is closed, other than for customary weekend and holiday closings;
o when trading in the markets that the Fund normally utilizes is restricted or when an emergency, as defined by the rules and regulations of the SEC exists, making disposal of that Fund's investments or determination of its net asset value not reasonably practicable, or
o    for any other periods as the SEC by order may permit.

In the case of any such suspension, you may either withdraw your request for redemption or receive payment based on the net asset value per share next determined after the termination of the suspension.

Each Fund will pay all redemptions, up to the lesser of $250,000 or 1% of its net assets per shareholder per 90-day period, in cash. The Funds may pay redemptions above such limits wholly or partly "in kind" with shares of the underlying funds in which the Fund invests. Nevertheless, redemption requests above the limits will usually be paid wholly in cash unless we believe that economic or market conditions exist that would make such cash payments against the Fund's best interests. If redemption proceeds are paid in underlying fund shares, such securities will be valued as set forth under the caption "Determination of Net Asset Value." Such underlying fund shares will be readily redeemable or marketable.

The Dresher Family of Funds reserves the right to close your account and redeem your shares if the aggregate value of your account drops below $10,000 based on actual amounts invested, unaffected by market fluctuations. After notification to you of the intention to close your account, you will be given 30 days to increase the value of your account to $10,000.

EXCHANGE PRIVILEGE

Shares of the Funds may be exchanged for each other at net asset value. You may request an exchange by sending a written request to the transfer agent. The request must be signed exactly as your name appears on the account records. Exchanges may also be requested by telephone. An exchange will be affected at the next determined net asset value after receipt of a request by the Transfer Agent. Exchanges may only be made for shares of Funds then offered for sale in your state of residence and are subject to the applicable minimum initial investment requirements. The exchange privilege may be modified or terminated by the Board of Trustees upon 60 days' prior notice to you. An exchange constitutes sale of shares, which may cause you to recognize a capital loss or gain.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986. In any year in which a Fund qualifies as a regulated investment company and distributes substantially all of its investment company taxable income (which includes, among other items, the excess of net short-term capital gains over net long-term capital losses) and its net capital gains (the excess of net long-term capital gains over net short-term capital losses), the Fund will not be subject to federal income tax to the extent it distributes such income and capital gains in the manner required under the Code.

Income received by a Fund from a mutual fund owned by that Fund, including dividends and distributions of short-term capital gains, will be distributed by the Fund, after deductions for expenses, and will be taxable to you as ordinary income. Because the Funds are actively managed and may realize taxable net short-term capital gains by selling shares of a mutual fund with unrealized portfolio appreciation, investing in a Fund rather than directly in the underlying funds may result in increased tax liability to you because the Fund must distribute its gains in accordance with certain rules under the Code.

Distributions of net capital gains received by a Fund from the underlying funds, as well as net long-term capital gains realized by the Fund from the purchase and sale or redemption of mutual fund shares or other securities held by a Fund for more than one year, will be distributed by the Fund and will be taxable to you as long-term capital gains, even if you have held the shares for less than one year. If a shareholder who has received a capital gains distribution suffers a loss on the sale of his or her shares not more than six months after purchase, the loss will be treated as a long-term capital loss to the extent of the capital gains distribution received. Long-term capital gains, including distributions of net capital gains, are currently subject to a maximum federal tax rate of 20%, which rate is less than the maximum rate imposed on other types of taxable income. Capital gains may be advantageous also because they may be offset in full by capital losses. By contrast, no ordinary income received by corporations, and only the first $3,000 of ordinary income received by individuals, may be offset by capital losses. For purposes of determining the character of income received by a Fund when an underlying fund distributes net capital gains to the Fund, the Fund will treat the distribution as a long-term capital gain, even if the Fund has held shares of the underlying fund for less than one year. Any loss incurred by a Fund on the sale of such mutual fund's shares held for six months or less, however, will be treated as a long-term capital loss to the extent of the gain distribution.

The tax treatment of distributions from a Fund is the same whether the distributions are received in additional shares or in cash. Shareholders receiving distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share received equal to the net asset value of a share of the Fund on the reinvestment date.

A Fund may invest in mutual funds with capital loss carryforwards. If such a mutual fund realizes capital gains, it will be able to offset the gains to the extent of its loss carryforwards in determining the amount of capital gains which must be distributed to shareholders. To the extent that gains are offset in this manner, distributions to a Fund and its shareholders will not be characterized as capital gain dividends but may be ordinary income.

Redemptions of shares of the Funds are taxable events on which you may realize a gain or loss. An exchange of a Fund's shares for shares of another Fund will be treated as a sale of such shares and any gain on the transaction may be subject to federal income tax. Each year The Dresher Family of Funds will notify you of the tax status of dividends and distributions made during the year. Depending upon your residence for tax purposes, distributions may also be subject to state and local taxes, including withholding taxes. You should consult your own tax adviser regarding the tax consequences of ownership of shares of a Fund in your particular circumstances.

Each Fund will distribute investment company taxable income and any net realized capital gains at least annually. All dividends and distributions will be reinvested automatically at net asset value in additional shares of the Fund making the distribution, unless you notify the Fund in writing of your election to receive distributions in cash.


                                DISTRIBUTION PLAN

The Dresher Family of Funds adopted a distribution and shareholder services plan (a 12b-1 plan) under which each Fund is permitted to pay the distributor a fee at the annual rate of up to 0.25% of average daily net assets for the sale of its shares and services provided to shareholders. The distributor may use the fee to defray the cost of commissions and service fees paid to financial service firms which have sold Fund shares or provided information to prospective investors, and to defray other expenses such as prospectus printing and distribution, advertising and shareholder servicing costs. Should the fees exceed the distributor's expenses in any year, the distributor would realize a profit. If the distribution and shareholder service fees would be paid out of Fund assets on an ongoing basis, they would, over time, increase the costs of your investment and may cost more than other types of sales charges. However, the Fund's Trustees have suspended all distribution plan fees indefinitely, or until such time as the Fund provides at least sixty days prior notice to shareholders of their effectiveness.


FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Funds' financial performance for the four full years since the Funds' inception. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Funds, assuming reinvestment of all dividends and distributions. The information for the period from October 1, 1997 (date of commencement of investment operations) to December 31, 1997 and the years ended December 31, 1998, 1999, 2000 and 2001 has been audited by Sanville & Company, whose report, along with the Funds' financial statements, are included in The Dresher Family of Funds annual report, which is available upon request.

                      THE DRESHER COMPREHENSIVE GROWTH FUND

Per share information for a share outstanding throughout the period.



                                  Unaudited
                                 Six Months      Audited    Audited     Audited
                                      Ended   Year Ended Year Ended  Year Ended
                                    Jun 30,      Dec 31,    Dec 31,     Dec 31,
                                       2002         2001       2000        1999
                                  =========    =========  =========   =========

Net Asset Value, Beginning
Period                              $ 21.91      $ 28.23    $ 35.20     $ 26.44
                                   --------     --------   --------    --------
Investment Operations:
  Net Investment Income (Loss)         0.01         0.08       0.12      (0.12)

  Net Realized and Unrealized         (1.61)      (6.31)     (4.04)        9.68
  Gain (Loss) on investments       --------     --------   --------    --------

Total from Investment               $ (1.60)    $ (6.23)   $ (3.92)       $9.56
Operations:                        --------     --------   --------    --------

Distributions:
  Total Distributions to              (0.00)      (0.09)     (3.05)      (0.80)
  Shareholders
                                   --------     --------   --------    --------

Net Asset Value, End of Period       $ 20.31     $ 21.91    $ 28.23     $ 35.20
                                    ========    ========   ========    ========

Total Return                         (7.30%)    (22.07%)   (11.14%)      36.16%

Ratio of Net Expenses                1.20%(a)      1.20%      1.20%       1.20%
to Average Net Assets

Ratio of Expenses Before Wai-        1.45%(a)      1.45%      1.45%       1.45%
ver to Average Net Assets

Ratio of Net Investment Income       0.60%(a)      0.31%    (0.29%)     (0.38%)
(Loss) to Average Net Assets

Portfolio Turnover Rate              107.93%      99.77%     42.19%      59.86%

Net Assets, End of Period            $10,938     $11,568    $14,609     $12,898
     (000's)



(a)Annualized

Per share information for a share outstanding throughout the period.

                                                                      Audited
                                                               For the Period
                                                               From October 1
                                                                1997 (Date of
                                                                 Commencement
                                                    Audited     of Investment
                                                 Year Ended       Operations)
                                               December 31,       to December
                                                       1998          31, 1997
                                                 ==========        ==========

Net Asset Value, Beginning
Period                                              $ 24.44           $ 25.14
                                                   --------          --------
Investment Operations:
  Net Investment Income (Loss)                       (0.08)              0.33

  Net Realized and Unrealized                          2.45              (0.27)
  Gain (Loss) on investments                       --------          --------

Total from Investment                                 $2.37             $0.06
Operations:                                        --------          --------

Distributions:
  Total Distributions to                             (0.37)            (0.76)
  Shareholders
                                                   --------          --------

Net Asset Value, End of Period                      $ 26.44           $ 24.44
                                                   ========          ========

Total Return                                          9.70%             0.28%

Ratio of Net Expenses                                 1.20%             1.20%
to Average Net Assets                                                     (a)

Ratio of Expenses Before Wai-                         1.45%             1.45%
ver to Average Net Assets                                                 (a)

Ratio of Net Investment Income                      (0.43)%             5.12%
(Loss) to Average Net Assets                                              (a)

Portfolio Turnover Rate                              48.23%            22.39%

Net Assets, End of Period                          $ 10,434           $ 3,592
     (000's)

(a) Annualized

                       THE DRESHER CLASSIC RETIREMENT FUND


Per share information for a share outstanding throughout the period.


                                                 Audited     Audited     Audited
                                   Unaudited  Year Ended  Year Ended  Year Ended
                            Six Months Ended     Dec 31,     Dec 31,     Dec 31,
                                Jun 30, 2002       2001        2000        1999
                                   =========   =========   =========   =========

Net Asset Value, Beginning
Period                               $ 22.33     $ 28.35     $ 32.65     $ 26.00
                                    --------    --------    --------    --------
Investment Operations:
  Net Investment Income (Loss)          0.07        0.25      (0.07)      (0.02)

  Net Realized and Unrealized         (0.94)      (6.01)      (3.31)        6.97
  Gain (Loss) on investments        --------    --------    --------    --------

Total from Investment               $ (0.87)    $ (5.76)    $ (3.38)       $6.95
Operations:                         --------    --------    --------    --------

Distributions:
  Total Distributions to              (0.00)      (0.26)      (0.92)      (0.30)
  Shareholders                      --------    --------    --------    --------

Net Asset Value, End of Period       $ 21.46     $ 22.33     $ 28.35     $ 32.65
                                    ========    ========    ========    ========


Total Return                         (3.90%)    (20.30%)    (10.35%)      26.73%


Ratio of Net Expenses                1.20%(a)      1.20%       1.20%       1.20%
to Average Net Assets

Ratio of Expenses Before Wai-        1.45%(a)      1.45%       1.45%       1.45%
ver to Average Net Assets

Ratio of Net Investment Income       1.64%(a)      1.13%     (0.31%)      (0.05%
(Loss) to Average Net Assets

Portfolio Turnover Rate               94.34%     127.21%      15.59%      54.02%

Net Assets, End of Period            $11,146     $11,630     $13,247     $11,556
     (000's)


(a)Annualized

Per share information for a share outstanding throughout the period.

                                                                      Audited
                                                               For the Period
                                                               From October 1
                                                                1997 (Date of
                                                                 Commencement
                                                    Audited     of Investment
                                                 Year Ended       Operations)
                                               December 31,       to December
                                                       1998          31, 1997
                                                 ==========        ==========

Net Asset Value, Beginning
Period                                              $ 24.20           $ 25.23
                                                   --------          --------
Investment Operations:
  Net Investment Income (Loss)                         (0.05)            0.34

  Net Realized and Unrealized                          1.96             (0.40)
  Gain (Loss) on investments                       --------          --------

Total from Investment                                 $1.91             $0.06
Operations:                                        --------          --------

Distributions:
  Total Distributions to                              (0.11)            (0.97)
  Shareholders
                                                   --------          --------

Net Asset Value, End of Period                      $ 26.00           $ 24.20
                                                   ========          ========

Total Return                                           7.89%           (0.20%)

Ratio of Net Expenses                                  1.20%            1.20%(a)
to Average Net Assets

Ratio of Expenses Before Wai-                          1.45%            1.45%(a)
ver to Average Net Assets

Ratio of Net Investment Income                        58.00%            5.36%(a)
(Loss) to Average Net Assets

Portfolio Turnover Rate                               96.94%            6.77%

Net Assets, End of Period                           $ 9,731           $ 4,665
     (000's)

(a) Annualized

                                   APPENDIX A

FOREIGN SECURITIES

An underlying fund may invest up to 100% of its assets in securities of foreign issuers. Investments in foreign securities involve risks and considerations that are not present when a fund invests in domestic securities.

EXCHANGE RATES

Since an underlying fund may purchase securities denominated in foreign currencies, changes in foreign currency exchange rates will affect the value of the underlying fund's, and, accordingly a Fund's assets from the perspective of U.S. investors. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed by a mutual fund. An underlying fund may seek to protect itself against the adverse effects of currency exchange rate fluctuations by entering into currency-forward, futures or options contracts. Hedging transactions will not, however, always be fully effective in protecting against adverse exchange rate fluctuations. Furthermore, hedging transactions involve transaction costs and the risk that the underlying fund will lose money, because exchange rates move in an unexpected direction, because another party to a hedging contract defaults, or for other reasons.

EXCHANGE CONTROLS

The value of foreign investments and the investment income derived from them may also be affected by exchange control regulations. Although it is expected that underlying funds will invest only in securities denominated in foreign currencies that are fully exchangeable into U.S. dollars without legal restriction at the time of investment, there is no assurance that currency controls will not be imposed after the time of investment. In addition, the value of foreign fixed-income investments will fluctuate in response to changes in U.S. and foreign interest rates.

LIMITATIONS OF FOREIGN MARKETS

There is often less information publicly available about a foreign issuer than about a U.S. issuer. Foreign issuers are not generally subject to accounting, auditing, and financial reporting standards and practices comparable to those in the United States. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers.

FOREIGN LAWS, REGULATIONS AND ECONOMIES

There may be a possibility of nationalization or expropriation of assets, imposition of currency exchange controls, confiscatory taxation, political or financial instability, and diplomatic developments that could affect the value of an underlying fund's investments in certain foreign countries.

FOREIGN TAX CONSIDERATIONS

Income received by an underlying fund from sources within foreign countries may be reduced by withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Any such taxes paid by an underlying fund will reduce the net income of the underlying fund available for distribution to the Funds.

EMERGING MARKETS

Risks may be intensified in the case of investments by an underlying fund in emerging markets or countries with limited or developing capital markets. Security prices in emerging markets can be significantly more volatile than in more developed nations. Countries with emerging markets may have relatively unstable governments, present the risk of nationalization of businesses, restrictions on foreign ownership, or prohibitions on repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. Securities of issuers located in countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements. Debt obligations of developing countries may involve a high degree of risk, and may be in default or present the risk of default. Governmental entities responsible for repayment of the debt may be unwilling to repay principal and interest when due, and may require renegotiation or rescheduling of debt payments.

CALCULATION OF NET ASSET VALUE

Foreign securities in which the underlying funds may invest may be listed primarily on foreign stock exchanges that may trade on days when the New York Stock Exchange is not open for business. Accordingly, the net asset value of an underlying fund may be significantly affected by such trading on days when we do not have access to the underlying funds and you do not have access to the Funds.

FOREIGN CURRENCY TRANSACTIONS

An underlying fund may enter into forward contracts to purchase or sell an agreed-upon amount of a specific currency at a future date that may be any fixed number of days from the date of the contract agreed upon by the parties at a price set at the time of the contract. Under such an arrangement, a fund would, at the time it enters into a contract to acquire a foreign security for a specified amount of currency, purchase with U.S. dollars the required amount of foreign currency for delivery at the settlement date of the purchase; the underlying fund would enter into similar forward currency transactions in connection with the sale of foreign securities. The effect of such transactions would be to fix a U.S. dollar price for the security to protect against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the particular foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received, usually 3 to 14 days. While forward contracts tend to minimize the risk of loss due to a decline in the value of the currency involved, they also tend to limit any potential gain that might result if the value of such currency were to increase during the contract period.

REPURCHASE AGREEMENTS

An underlying fund may enter into repurchase agreements with banks and broker-dealers under which it acquires securities, subject to an agreement with the seller to repurchase the securities at an agreed-upon time and an agreed-upon price. Repurchase agreements involve certain risks, such as default by, or insolvency of, the other party to the repurchase agreement. An underlying fund's right to liquidate its collateral in the event of a default could involve certain costs, losses or delays. To the extent that proceeds from any sale upon default of the obligation to repurchase are less than the repurchase price, the underlying fund could suffer a loss.

ILLIQUID AND RESTRICTED SECURITIES

An underlying fund may invest up to 15% of its net assets in securities for which there is no readily available market ("illiquid securities"). This figure includes securities whose disposition would be subject to legal restrictions ("restricted securities") and repurchase agreements having more than seven days to maturity. Illiquid and restricted securities are not readily marketable without some time delay. This could result in the underlying fund being unable to realize a favorable price upon disposition of such securities, and in some cases might make disposition of such securities at the time desired by the mutual fund impossible.

LOANS OF PORTFOLIO SECURITIES

An underlying fund may lend its portfolio securities. Lending portfolio securities involves risk of delay in the recovery of the loaned securities and in some cases, the loss of rights in the collateral if the borrower fails.

SHORT SALES

An underlying fund may sell securities short. In a short sale the underlying fund sells stock it does not own and makes delivery with securities "borrowed" from a broker. The underlying fund then becomes obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. This price may be more or less than the price at which the security was sold by the underlying fund. Until the security is replaced, the underlying fund is obligated to pay to the lender any dividends or interest accruing during the period of the loan. In order to borrow the security, the underlying fund may be required to pay a premium that would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.

SHORT SALES "AGAINST THE BOX"

A short sale is "against the box" if at all times when the short position is open the underlying fund owns an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities sold short. Such a transaction serves to defer a gain or loss for federal income tax purposes.

INDUSTRY CONCENTRATION

An underlying fund may concentrate its investments within one industry. The value of the shares of such a fund may be subject to greater market fluctuation than an investment in a fund that invests in a broader range of securities. MASTER DEMAND NOTES

An underlying fund, particularly an underlying money market fund, may invest up to 100% of its assets in master demand notes. These are unsecured obligations of U.S. corporations redeemable upon notice that permit investment by a mutual fund of fluctuating amounts at varying rates of interest pursuant to direct arrangements between the mutual fund and the issuing corporation. Because master demand notes are direct arrangements between the mutual fund and the issuing corporation, there is no secondary market for the notes. The notes are, however, redeemable at face value plus accrued interest at any time.

OPTIONS

An underlying fund may sell or "write" listed call options("calls") if the calls are covered through the life of the option. A call is covered if the underlying fund owns the optioned securities. When an underlying fund writes a call, it receives a premium and gives the purchaser the right to buy the underlying security at any time during the call period, usually not more than nine months in the case of common stock, at a fixed exercise price regardless of market price changes during the call period. If the call is exercised, the underlying fund will forgo any gain from an increase in the market price of the underlying security over the exercise price.

An underlying fund may purchase a call on securities to effect a "closing purchase transaction." This is the purchase of a call covering the same underlying security and having the same exercise price and expiration date as a call previously written by the fund on which it wishes to terminate its obligation. If the fund is unable to effect a closing purchase transaction, it will not be able to sell the underlying security until the call previously written by the fund expires, or until the call is exercised and the fund delivers the underlying security.

An underlying fund may write and purchase put options ("puts"). When a fund writes a put, it receives a premium and gives the purchaser of the put the right to sell the underlying security to the underlying fund at the exercise price at any time during the option period. When an underlying fund purchases a put, it pays a premium in return for the right to sell the underlying security at the exercise price at any time during the option period. An underlying fund also may purchase stock index puts, which differ from puts on individual securities in that they are settled in cash based upon values of the securities in the underlying index rather than by delivery of the underlying securities. Purchase of a stock index put is designed to protect against a decline in the value of the portfolio generally rather than an individual security in the portfolio. If any put is not exercised or sold, it will become worthless on its expiration date.

FUTURES CONTRACTS

An underlying fund may enter into futures contracts for the purchase or sale of debt securities and stock indexes. A futures contract is an agreement between two parties to buy and sell a security or an index for a set price on a future date. Futures contracts are traded on designated "contract markets" which, through their clearing corporations, guarantee performance of the contracts. A financial futures contract sale creates an obligation by the seller to deliver the type of financial instrument called for in the contract in a specified delivery month for a stated price. A financial futures contract purchase creates an obligation by the purchaser to take delivery of the type of financial instrument called for in the contract in a specified delivery month at a stated price.

Closing out a futures contract sale is affected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity with the same delivery date. If the price of the initial sale of the futures contract exceeds the price of the offsetting purchase, the seller is paid the difference and realizes a gain. On the other hand, if the price of the offsetting purchase exceeds the price of the initial sale, the seller realizes a loss. The closing out of a futures contract purchase is affected by the purchaser entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the purchaser realizes a gain, and if the purchase price exceeds the offsetting sale price, the purchaser realizes a loss. An underlying fund may sell financial futures contracts in anticipation of an increase in the general level of interest rates. Generally, as interest rates rise, the market value of the securities held by an underlying fund will fall, thus reducing its net asset value. This interest rate risk may be reduced without the use of futures as a hedge by selling such securities and either reinvesting the proceeds in securities with shorter maturities or by holding assets in cash. This strategy, however, entails increased transaction costs in the form of dealer spreads and brokerage commissions and would typically reduce the fund's average yield as a result of the shortening of maturities. The sale of financial futures contracts serves as a means of hedging against rising interest rates. As interest rates increase, the value of an underlying fund's short position in the futures contracts will also tend to increase, thus offsetting all or a portion of the depreciation in the market value of the fund's investments being hedged.

A stock index futures contract may be used to hedge an underlying fund's portfolio with regard to market risk as distinguished from risk related to a specific security. A stock index futures contract is a contract to buy or sell units of an index at a specified future date at a price agreed upon when the contract is made.

In the event of an imperfect correlation between the futures contract and the portfolio position that is intended to be protected, the desired protection may not be obtained and the fund may be exposed to risk of loss. Further, unanticipated changes in interest rates or stock price movements may result in a poorer overall performance for the fund than if it had not entered into futures contracts on debt securities or stock indexes.

In order to assure that mutual funds have sufficient assets to satisfy their obligations under their futures contracts, the underlying funds are required to establish segregated accounts with their custodians. Such segregated accounts are required to contain an amount of cash, U.S. Government securities and other liquid securities equal in value to the current value of the underlying instrument less the margin deposit.

OPTIONS ON FUTURES CONTRACTS

An underlying fund may also purchase and sell listed put and call options on futures contracts. An option on a futures contract gives the purchaser the right in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), at a specified exercise price at any time during the option period. When an option on a futures contract is exercised, delivery of the futures position is accompanied by cash representing the difference between the current market price of the futures contract and the exercise price of the option. The underlying fund may also purchase put options on futures contracts in lieu of, and for the same purpose as, a sale of a futures contract. An underlying fund may also purchase such put options in order to hedge a long position in the underlying futures contract in the same manner as it purchases "protective puts" on securities.

The holder of an option may terminate the position by selling an option of the same series. There is, however, no guarantee that such a closing transaction can be affected. An underlying fund is required to deposit initial and maintenance margin with respect to put and call options on futures contracts written by it pursuant to brokers' requirements similar to those applicable to futures contracts described above and, in addition, net option premiums received will be included as initial margin deposits.

In addition to the risks which apply to all options transactions, there are several risks relating to options on futures contracts. The ability to establish and close out positions on such options is subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop. In comparison with the use of futures contracts, the purchase of options on futures contracts involves less potential risk to a fund because the maximum amount of risk is the premium paid for the option, plus transaction costs. There may, however, be circumstances when the use of an option on a futures contract would result in a loss to an underlying fund when the use of a futures contract would not, such as when there is no movement in the prices of the underlying securities. Writing an option on a futures contract involves risks similar to those arising in the sale of futures contracts, as described above.

HEDGING

An underlying fund may employ many of the investment techniques described above for investment and hedging purposes. Although hedging techniques generally tend to minimize the risk of loss that is hedged against, they also may limit the potential gain that might have resulted had the hedging transaction not occurred. Also, the desired protection generally resulting from hedging transactions may not always be achieved.

WARRANTS

An underlying fund may invest in warrants. Warrants are options to purchase equity securities at specific prices valid for a specified period of time. The prices do not necessarily move in parallel to the prices of the underlying securities. Warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer. If a warrant is not exercised within the specified time period, it becomes worthless and the mutual fund loses the purchase price and the right to purchase the underlying security.

LEVERAGE

An underlying fund may borrow on an unsecured basis from banks to increase its holdings of portfolio securities. Under the Investment Company Act of 1940, such fund is required to maintain continuous asset coverage of 300% with respect to such borrowings and to sell, within three days, sufficient portfolio holdings in order to restore such coverage if it should decline to less than 300% due to market fluctuation or otherwise. Such sale must occur even if disadvantageous from an investment point of view. Leveraging aggregates the effect of any increase or decrease in the value of portfolio securities on the underlying fund's net asset value. In addition, money borrowed is subject to interest costs, which may include commitment fees and/or the cost of maintaining minimum average balances, which may or may not exceed the interest and option premiums received from the securities purchased with borrowed funds.

HIGH YIELD SECURITIES AND THEIR RISKS

An underlying fund may invest in high yield, high-risk, lower-rated securities, commonly known as "junk bonds." Such fund's investment in such securities is subject to the risk factors outlined below.

YOUTH AND GROWTH OF THE HIGH YIELD BOND MARKET

The high yield, high risk market has at times been subject to substantial volatility. An economic downturn or increase in interest rates may have a more significant effect on such securities as well as on the ability of securities' issuers to repay principal and interest. Issuers of such securities may be of low creditworthiness and the securities may be subordinated to the claims of senior lenders. During periods of economic downturn or rising interest rates, the issuers of high yield, high risk securities may have greater potential for insolvency.

SENSITIVITY OF INTEREST RATE AND ECONOMIC CHANGES

The prices of high yield, high risk securities have been found to be less sensitive to interest rate changes than higher-rated investments but are more sensitive to adverse economic changes or individual corporate developments. Yields on high yield, high risk securities will fluctuate over time. Furthermore, in the case of high yield, high risk securities structured as zero coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes and thereby tend to be more volatile than market prices of securities which pay interest periodically and in cash.

PAYMENT EXPECTATIONS

Certain securities held by an underlying fund, including high yield, high risk securities, may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, such fund would have to replace the security with a lower yielding security, resulting in a decreased return for the investor. Conversely, a high yield, high risk security's value will decrease in a rising interest rate market, as will the value of the underlying fund's assets.

LIQUIDITY AND VALUATION

The secondary market may at times become less liquid or respond to adverse publicity or investor perceptions, making it more difficult for an underlying fund to accurately value high yield, high risk securities or dispose of them. To the extent such fund owns or may acquire illiquid or restricted high yield, high risk securities, these securities may involve special registration responsibilities, liabilities and costs, and liquidity difficulties, and judgment will play a greater role in valuation because there is less reliable and objective data available.

TAXATION

Special tax considerations are associated with investing in high yield bonds structured as zero coupon or pay-in-kind securities. An underlying fund will report the interest on these securities as income even though it receives no cash interest until the security's maturity or payment date.

CREDIT RATINGS

Credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield, high risk securities. Since credit rating agencies may fail to change the credit ratings in a timely manner to reflect subsequent events, the investment adviser to an underlying fund should monitor the issuers of high yield, high risk securities in the fund's portfolio to determine if the issuers will have sufficient cash flow and profits to meet required principal and interest payments, and to attempt to assure the securities' liquidity so the fund can meet redemption requests. To the extent that an underlying fund invests in high yield, high risk securities, the achievement of the fund's investment objective may be more dependent on the underlying fund's own credit analysis than is the case for higher quality bonds.

ASSET-BACKED SECURITIES

An underlying fund may invest in mortgage pass-through securities, which are securities representing interests in pools of mortgage loans secured by residential or commercial real property in which payments of both interest and principal on the securities are generally made monthly, in effect passing through monthly payments made by individual borrowers on mortgage loans which underlie the securities, net of fees paid to the issuer or guarantor of the securities. Early repayment of principal on some mortgage-related securities, arising from prepayments of principal due to sale of the underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred, may expose an underlying fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, the value of the premium would be lost in the event of prepayment.

Like other fixed-income securities, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities. An underlying fund may invest in collateralized mortgage obligations ("CMOs"), which are hybrid mortgage-related instruments. Similar to a bond, interest and pre-paid principal on a CMO are paid, in most cases, semiannually. CMOs are collateralized by portfolios of mortgage pass-through securities and are structured into multiple classes with different stated maturities. Monthly payments of principal, including prepayments, are first returned to investors holding the shortest maturity class; investors holding the longer maturity classes receive principal only after the first class has been retired. Other mortgage-related securities in which an underlying fund may invest include other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, such as CMO residuals or stripped mortgage-backed securities, and may be structured in classes with rights to receive varying proportions of principal and interest. In addition, the underlying funds may invest in other asset-backed securities that have been offered to investors or will be offered to investors in the future. Several types of asset-backed securities have already been offered to investors, including certificates for automobile receivables, which represent undivided fractional interests in a trust whose assets consist of a pool of motor vehicle retail installment sales contracts and security interest in the vehicles securing the contracts.

                             ADDITIONAL INFORMATION

You will find additional information about the Funds in the Statement of Additional Information and in shareholder reports. Shareholder inquiries may be made by calling the toll-free number listed below. The Statement of Additional Information contains more detailed information on the Funds' investments and operations. The semiannual and annual shareholder reports contain a discussion of the market conditions and the investment strategies that significantly affected the Funds' performance during the last fiscal year, as well as a listing of portfolio holdings and financial statements. These and other Trust documents may be obtained without charge from the following sources:

By Phone:              1-888-980-7500

By Internet:           http://www.dresherfunds.com
By e-mail request to:  invest@dresherfunds.com

By Mail:               National Shareholder Services, Inc.
                       Twining Office Center, Suite 202
                       715 Twining Road
                       Dresher, PA 19025

Information about the Funds (including the Statement of Additional Information) can be reviewed and copied at the Securities and Exchange Commission's public reference room in Washington, D.C. Information about the operation of the public reference room can be obtained by calling the SEC at 202-942-8090. Reports and other information about the Funds are available on the SEC's Internet site at http://www.sec.gov. Copies of information on the SEC's Internet site may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to: Public Reference Section of the SEC, Washington, D.C. 20549.

The Statement of Additional Information is incorporated by reference into this prospectus (is legally a part of this prospectus).










(Investment Company Act File No. 811-08177)

                                       The
                                     DRESHER
                                 Family of Funds


                                   Prospectus
                                January 31, 2003


                                   THE DRESHER
                                   INCOME FUND


                           THE DRESHER FAMILY OF FUNDS
                              Twining Office Center
                           715 Twining Road, Suite 202
                                Dresher, PA 19025
                              Phone: (215) 881-7000
                            Toll Free: (888) 980-7500
                               Fax: (215) 881-7001


This prospectus has information about the Fund that you should know before you invest. Please read it carefully and keep with your investment records. Although these securities have been registered with the Securities and Exchange Commission, the SEC has not judged them for investment merit and does not guarantee the accuracy or adequacy of the information in this Prospectus. Anyone who informs you otherwise is committing a criminal offense.

                               Table of Contents:

THE DRESHER INCOME FUND......................................................1

RISK/RETURN SUMMARY..........................................................1

PERFORMANCE SUMMARY..........................................................2

FEES AND EXPENSES OF THE FUND................................................2

INVESTMENT OBJECTIVES AND STRATEGIES AND RESTRICTIONS........................3

INVESTMENT RISKS.............................................................4

OTHER RISK CONSIDERATIONS....................................................4

MANAGEMENT OF THE DRESHER FAMILY OF FUNDS....................................5

EXECUTION OF PORTFOLIO TRANSACTIONS..........................................5

DETERMINATION OF NET ASSET VALUE.............................................6

HOW TO PURCHASE SHARES.......................................................6

HOW TO REDEEM SHARES.........................................................7

DIVIDENDS, DISTRIBUTIONS AND TAXES...........................................9

DISTRIBUTION PLAN...........................................................10

APPENDIX A..................................................................11

The Dresher Family of Funds is an open-end diversified management investment company. It consists of three separate portfolios. This prospectus provides information about The Dresher Income Fund, its portfolio is referred to herein as the "Fund;" information about the two other portfolios is provided in a separate prospectus. "We" are National Financial Advisors, Inc., the investment manager of the Fund. The Dresher Income Fund invests at least 90% of its assets in individual securities.

                             THE DRESHER INCOME FUND

THE DRESHER INCOME FUND seeks a high and stable rate of current income, consistent with long-term preservation of capital.

The Dresher Income Fund is a diversified fund and designed to offer investors a portfolio of high-quality fixed-income securities. The Fund is a no load fund. It sells and redeems its shares at net asset value. There are no sales loads or commissions imposed upon the purchase of Fund shares or any fees imposed upon redemption. The Fund does not charge deferred sales charges, and has suspended 12b-l distribution fees indefinitely.

                               RISK/RETURN SUMMARY

WHAT IS THE FUND'S INVESTMENT OBJECTIVE?
The Fund seeks a high and stable rate of current income, consistent with long-term preservation of capital. A secondary objective is to take advantage of opportunities to realize capital appreciation.

WHAT ARE THE FUND'S PRINCIPAL INVESTMENT STRATEGIES?

The Fund invests primarily in a diversified portfolio of quality bonds and other fixed-income securities, including U.S. government obligations, mortgage and asset-backed securities, corporate bonds, collateralized mortgage obligations
(CMOs) and others rated "BBB" or better by either S&P or Moody's.


The proportions held in the various fixed-income securities will be revised in light of the manager's appraisal of the economy, the relative yields of securities in the various market sectors, the investment prospects for issuers and other factors. In selecting securities, the manager will consider many factors, including yield to maturity, quality, liquidity, current yield, and capital appreciation potential.

For details about the Fund's investment program, please see the Investment Objectives, Principal Investment Strategies and Risks section.

WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE FUND?

You could lose money on your investment in the Fund, or the Fund could under perform other investments, for any of the following reasons:

o    Bond prices decline due to rising interest rates.
o A bond issuer's financial condition deteriorates, or it fails to repay interest and principal in a timely manner.
o Early repayment of principal of mortgage-related securities (e.g., prepayment of principal due to sale of the underlying property, refinancing due to lower market rates, or foreclosure) exposes the Fund to a lower rate of return upon reinvestment of principal. In addition, changes in the rate of prepayment also affect the price and volatility of a mortgage-related security.

                               PERFORMANCE SUMMARY


The Dresher Income Fund's inception date is February 3, 2003 and, therefore, it has no history of operations and cannot provide a summary of its performance.



                          FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)


Sales Charge (Load) Imposed on Purchases                     None
Sales (Load) Imposed on Reinvested Dividends                 None
Deferred Sales Fees (Load)                                   None
Exchange Fee                                                 None
Redemption Fee                                               None

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)


                                                                Income
                                                                 Fund

Management Fees (1)                                              0.30%
Distribution (12b-l) Fees (1)                                    0.00%
Other Expenses (2)                                               0.30%
                                                                ------
Total Annual Fund Operating Expenses                             0.60%
Fee Waiver (1)                                                  -0.00%
                                                                ------
Net Expenses                                                     0.60%
                                                                ======



1. All 12b-1 distribution fees have been suspended indefinitely. Management and administrative fees have been limited to a total of 0.60% through December 31, 2003.

2. Other expenses are estimates for the current year and include transfer agency, pricing, custodial, auditing and legal services, taxes, interest, redemption fees, and expenses of non-interested Trustees and general administrative expenses.


This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                1 Year             3 Years
Income Fund                      $61                $192

              INVESTMENT OBJECTIVES AND STRATEGIES AND RESTRICTIONS

INVESTMENT OBJECTIVES AND STRATEGIES


The Fund's primary objective is to provide shareholders with a high and stable rate of current income consistent with long-term preservation of capital. A secondary objective is to take advantage of opportunities to realize capital appreciation. These objectives may not be changed without shareholder approval. Investors should recognize that the market risks inherent in investing cannot be avoided, nor is there any assurance that the investment objectives of the Fund will be achieved.

The Fund seeks to achieve its objectives by investing in a diversified portfolio of fixed-income securities. Under normal circumstances, the Fund will invest at least 80% of its net assets in the following: (1) debt obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities; (2) investment-grade debt securities rated Baa or higher by Moody's or BBB or higher by S&P., (3) unrated securities if deemed to be of investment-grade quality by the manager; and (4) bankers' acceptances, bank certificates of deposit, repurchase agreements and commercial paper. At least 65% of the market value of the portfolio will be invested in category (1) securities and in category (2) securities rated in the top three rating categories.

In addition, the Fund will invest no more than 10% of its total assets in U.S. dollar-denominated securities of foreign issuers. No more than 10% of the Fund may be invested in other mutual funds. No more than 10% of the Fund may be invested in unrated fixed-income securities, and only if deemed to be of investment-grade quality by the manager.


The proportions held in the various fixed-income securities will be revised as appropriate in light of the manager's appraisal of the economy, the relative yields of securities in the various market sectors, the investment prospects for issuers and other factors. In making investment decisions, the manager will take many factors into consideration including yield to maturity, quality, liquidity, current yield, and capital appreciation potential.

The Fund attempts to achieve its secondary objective of capital appreciation through such techniques as fundamental research (i.e., seeking a security or group of securities which the manager believes to be undervalued) and making gradual adjustments in the average maturity of the Fund's portfolio.

The average maturity of the Fund's portfolio at any given time depends, in part, on the manager's assessment of economic and market conditions, the future level of inflation and interest rates, and on the relative yields of securities in the marketplace. The Fund normally invests in an array of securities with short-, intermediate-and long-term maturities in varying proportions.

Purchases and sales of securities are generally made for long-term fundamental investment reasons rather than for short-term trading purposes. Nevertheless, the manager may sell any of the securities in the Fund, regardless of the length of time held, in seeking to achieve the objectives of the Fund.


In seeking to achieve the objectives of the Fund, the manager may purchase securities on a when-issued basis, purchase or sell securities for delayed delivery, and lend portfolio securities. (See Appendix A for explanation of these terms.) The Fund's investment policies as set forth above may be changed without shareholder approval; however, these policies will not be changed without 30 days prior notice to shareholders.


The Fund maintains a long-term investment orientation and therefore anticipates a relatively low turnover rate. However, during rapidly changing economic, market, and political conditions, portfolio turnover may be higher than in a more stable period. A higher turnover rate might result in increased transaction expenses and the realization of capital gains and losses (see Federal Income Taxes).

INVESTMENT RESTRICTIONS

The Fund has adopted certain restrictions designed to achieve diversification of investment and to reduce investment risk. The Fund may not: (a) invest more than 5% of the value of its total assets in the securities of any one issuer except the U.S. government, nor acquire more than 10% of the voting securities of any one issuer; (b) concentrate investments of more than 25% of the value of its total assets in any one industry, except that the restriction does not apply to securities issued or guaranteed by the U.S. government or its agencies or instrumentalities (or related repurchase agreements) ; (c) borrow money except as a temporary measure for extraordinary or emergency purposes; (d) make loans to other persons, except this shall not exclude the purchase of publicly issued debt securities of a type purchased by institutional investors, and except to the extent that purchases on a "when issued" or delayed basis may be deemed "lending." The investment restrictions described in this paragraph and in the Statement of Additional Information ("SAI") may be changed only with the approval of that Fund's shareholders.

                                INVESTMENT RISKS

You should understand that all U.S. and foreign investments involve risks, and there can be no guarantee against loss resulting from an investment in the Fund, nor can there be any assurance that the Fund's investment objective(s) will be attained. There are further risk factors described elsewhere in this prospectus and in the SAI.

Prices of fixed-income securities are sensitive to changes in the market level of interest rates. In general, as interest rates rise, the prices of fixed-income securities fall, and conversely, as interest rates fall, the prices of these securities rise. Yields on short, intermediate, and long-term securities are dependent on a variety of factors, including the general conditions of the money and bond markets, the size of a particular offering, the maturity of the obligation, and the credit quality and rating of the issue. Debt securities with longer maturities tend to have higher yields and are generally subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities and lower yields. Furthermore, because yield levels on securities vary with changing interest rates, no specific yield on shares of a Fund can be guaranteed.

The Fund will be invested primarily (65%) in higher-quality debt securities. Therefore, the Fund may not yield as high a level of current income as funds that invest primarily in lower-quality debt securities which generally have less liquidity, greater market risk, and greater price fluctuation. It should be noted that securities rated Baa or BBB or below have speculative characteristics. Securities rated BB may yield a higher level of current income than higher- quality securities, but generally have less liquidity, greater market risk and more price fluctuation. An explanation of Moody's and S&P's rating categories is included in the Appendix A.

In addition, the value of fixed-income securities may also be affected by changes in the financial condition of, and other events affecting, specific issuers. Fluctuations in the value of the securities in which a Fund invests will cause the Fund's share price to fluctuate. An investment in the Fund, therefore, may be more suitable for long-term investors who can bear the risk of short and long-term fluctuations in a Fund's share price.

                            OTHER RISK CONSIDERATIONS

Some of the risks associated with these investment policies are described in Appendix A to this prospectus.

                    MANAGEMENT OF THE DRESHER FAMILY OF FUNDS

TRUSTEES

The business and affairs of the The Dresher Family of Funds are managed under the direction of the Board of Trustees. Additional information about the Trustees and the executive officers of The Dresher Family of Funds may be found in the SAI under "Management of the Trust."

INVESTMENT MANAGER


National Financial Advisors, Inc. is the investment manager to the funds. We maintain our principal office at 715 Twining Road, Suite 202, Dresher, Pennsylvania 19025. In addition to serving as investment adviser to The Dresher Family of Funds and its Funds, we provide investment supervisory services on a continuous basis to high networth individuals, pension and profit sharing plans, corporations, partnerships, trusts, and estates, including charitable organizations. Pursuant to an Investment Management Agreement with The Dresher Family of Funds, we are responsible for the investment management of each Fund's assets, including the responsibility for making investment decisions and placing orders for the purchase and sale of the Funds' investments. For the services provided to the Income Fund, we are entitled to receive from the Fund a fee, payable monthly, at the annual rate of 0.70% of average daily net assets, which fee has been reduced to 0.60% for the year 2003.


We are a subsidiary of The National Advisory Group, Inc., a Pennsylvania corporation with interests primarily in the financial services industry. The National Advisory Group is a subsidiary of PennRock Financial Services Corp., a Pennsylvania Bank holding company with assets of $1 billion as of December 31, 2002. The National Advisory Group also owns NFA Brokerage Services, the NASD Registered mutual funds only broker/dealer through which shares of each Fund are offered, and National Shareholder Services, Inc., the Funds' transfer agent, dividend paying agent, and shareholder service agent.


David S. Butterworth has been the person primarily responsible for the management of the portfolio of each of The Dresher Family of Funds since March 2001. Mr. Butterworth is Vice President of National Financial Advisors. He also serves as Vice President and Portfolio Manager of Blue Ball National Bank, PennRock Financial Services Corporation's wholly-owned bank subsidiary. In that capacity he is responsible for management of employee benefit plans, investment management accounts, and trust accounts on behalf of Blue Ball National Bank. Before joining the bank, Mr. Butterworth managed a broker/dealer office for F.J. Morrissey & Co., Inc. from 1997 to 1999, and was president of D.S. Butterworth & Co., Inc., an investment advisor and broker/dealer, from 1992 to 1997. Mr. Butterworth served as portfolio manager for the Joshua Mutual Fund, Inc., a small equity mutual fund, from 1994 to 1995.


                       EXECUTION OF PORTFOLIO TRANSACTIONS

We generally place orders for the purchase and sale of portfolio securities for the Fund through brokers that provide the best pricing and execution services, and we may give preference to certain brokers that provide research and market data or are a primary agent or underwriter of the security issuer.

                        DETERMINATION OF NET ASSET VALUE

The share price or net asset value of the shares of each Fund is determined as of the close of the regular session of trading on the New York Stock Exchange, normally at 4:00 p.m., Eastern Time. The Funds are open for business on each day the New York Stock Exchange is open for business. The net asset value per share of each Fund is calculated by dividing the sum of the value of the securities held by the Fund plus cash or other assets minus all liabilities, including estimated accrued expenses, by the total number of outstanding shares of the Fund, rounded to the nearest cent. The price at which a purchase or redemption of a Fund's share is effected is based on the next calculation of net asset value after the redemption request is placed.

Shares of other mutual funds are valued at their respective net asset values. These funds value securities in their portfolios for which market quotations are readily available at their current market value, generally the last reported sale price, and all other securities and assets at fair value pursuant to methods established in good faith by the board of directors of these funds. Money market funds with portfolio securities that mature in one year or less may use the amortized cost or penny-rounding methods to value their securities. Securities having 60 days or less remaining to maturity generally are valued at their amortized cost, which approximates market value.

If market quotations are not readily available, securities are valued at their fair market value as determined in good faith in accordance with procedures established by and under the general supervision of The Dresher Family of Funds' Board of Trustees. The net asset value per share of each Fund will fluctuate with the value of the securities it holds.


                             HOW TO PURCHASE SHARES

Shares of each Fund are sold without a sales charge at the next price calculated after receipt of an order in proper form by National Shareholder Services, the transfer agent. (Proper form means all account application forms properly completed and signed, and receipt of cleared funds.) The Funds are open for business each day that the New York Stock Exchange is open. The Funds calculate their share prices each business day after the close of the NYSE. A Fund's share price is its net asset value per share, or NAV, which is the Fund's net assets divided by the number of its shares outstanding. Orders to buy, sell or exchange shares that are received in good order by the transfer agent before the close of business (generally 4 p.m. Eastern time) will be executed at the next share price calculated that day.

Your initial investment in a Fund ordinarily must be at least $10,000, except that The Dresher Family of Funds reserves the right, in its sole discretion, to waive the minimum initial investment amount for certain investors, or to waive or reduce the minimum initial investment for tax-deferred retirement plans. The minimum investment is waived for purchases by Trustees, officers of The Dresher Family of Funds and private clients of PennRock Financial Services Corp. and its subsidiaries, including members of such persons' immediate families. Each Fund also reserves the right to waive the minimum initial investment for financial intermediaries. All purchase payments are invested in full and fractional shares. The Dresher Family of Funds may reject any purchase order.

You may open an account and make an initial investment in either Fund by sending a check and completed account application form to the transfer agent, National Shareholder Services, Inc., c/o Blue Ball National Bank, P.O. Box 160, Blue Ball, Pennsylvania 17506-0160. Checks should be made payable to The Dresher Family of Funds. An account application kit is included with this prospectus. If your order to purchase shares is canceled because your check does not clear, you will be responsible for any resulting losses or fees incurred by the Fund or the transfer agent in the transaction.

You may also purchase shares of the Fund by wire. Please call the transfer agent at (888) 980-7500 for instructions. You should be prepared to give the name in which the account is to be established, the address, telephone number, and taxpayer identification number for the account, and the name of the bank that will wire the money. Investment in a Fund will be made at the Fund's net asset value next determined after your wire is received together with the account information outlined above. If the Fund does not receive timely and completed account information, there may be a delay in the investment of money and any accrual of dividends. To make an initial wire purchase, you must mail a completed account application to the transfer agent. Banks may impose a charge for sending a wire. There is presently no fee for receipt of wired funds, but the transfer agent reserves the right to charge shareholders for this service upon thirty days' prior notice to shareholders.

The Dresher Family of Funds mails you confirmations of all purchases or redemptions of shares of the Fund. With your prior consent, The Dresher Family of Funds will transmit confirmations and other statements to you by e-mail or other electronic media in compliance with SEC guidelines. You may revoke your consent to receive such confirmations and statements electronically at any time and thereafter will receive hard copies of all such confirmations and statements. Regardless, you may request hard copies at any time.

The Funds' account application contains certain provisions limiting the liability of The Dresher Family of Funds, the transfer agent and certain of their affiliates for certain claims and costs, including losses resulting from unauthorized shareholder transactions relating to the various services made available to investors, for example, telephone redemptions and exchanges.

You may purchase and add shares to your account ($100 minimum) directly by mail or by bank wire or through a dealer. Each additional purchase request must contain the account name and number to permit proper crediting.

TAX-DEFERRED RETIREMENT PLANS

Shares of the Funds are available for purchase in connection with the following tax-deferred retirement plans offered by PennRock Financial Services Corporation and its subsidiaries:

o    Keogh Plans for self-employed individuals.
o Individual retirement account (IRA plans for individuals and their non-employed spouses.)
o Qualified pension and profit-sharing plans for employees, including those profit-sharing plans with 401(k) provisions.
o 403(b) (7) custodial accounts for employees of public school systems, hospitals, colleges and other non-profit organizations meeting certain requirements of the Code.

                              HOW TO REDEEM SHARES

You may redeem shares of the Funds on each day that The Dresher Family of Funds is open for business. You will receive the net asset value per share next determined after receipt by the transfer agent of your redemption request in the form described below. The Dresher Family of Funds will generally send your redemption payment by mail or by wire within three business days after receipt of redemption request. However, payment in redemption of shares purchased by check will be made only after the check has been collected, which may take up to 15 days from the purchase date. You may eliminate this delay by purchasing shares of the Funds by certified check or wire.

BY TELEPHONE

To redeem by telephone, call the transfer agent at (888) 980-7500. The proceeds will be sent by mail to the address designated on your account or wired directly to your existing account at any commercial bank or brokerage firm in the United States as designated on the application. IRA accounts are not redeemable by telephone.

The telephone redemption privilege is automatically available to all shareholders. You may change the bank or brokerage account designated under this procedure at any time by writing to the transfer agent, or by completing a supplemental telephone redemption authorization form. Contact the transfer agent to obtain this form. Further documentation will be required to change the designated account if shares are held by a corporation, fiduciary or other organization.

Neither The Dresher Family of Funds nor the transfer agent, nor their affiliates, will be liable for complying with telephone instructions any of them reasonably believes to be genuine or for any loss, damage, costs or expense in acting on such telephone instructions. The affected shareholders will bear the risk of any such loss. The Dresher Family of

Funds or the transfer agent, or both, will employ reasonable procedures to determine that telephone instructions are genuine. If The Dresher Family of Funds and/or the transfer agent do not employ such procedures, they may be liable for losses due to unauthorized or fraudulent instructions. Such procedures may include, among others, requiring forms of personal identification before acting upon telephone instructions, providing written confirmation by mail or, if the shareholder has given its consent to receipt of confirmation by such means, by e-mail, in compliance with SEC guidelines, of the transactions and/or tape recording telephone instructions.

BY MAIL

You may redeem your shares by mail by writing directly to the transfer agent, National Shareholder Services, Inc., c/o Blue Ball National Bank, P.O. Box 160, Blue Ball, Pennsylvania 17506-0160. The redemption request must be signed exactly as your name appears on the Funds' records and must include the account number. If the shares are owned by more than one person, the redemption request must be signed by all owners exactly as the names appear on the registration.

THROUGH BROKER-DEALERS

You may also redeem shares by placing a wire redemption request through a securities broker or dealer. Broker-dealers or other agents may impose a fee for this service. You will receive the net asset value per share next determined after receipt by the transfer agent of your wire redemption request. It is the responsibility of broker-dealers to promptly and properly transmit wire redemption orders.

                     OTHER INFORMATION CONCERNING REDEMPTION

This Fund reserves the right to take up to seven days to make payment if, in our judgment, the Fund could be affected adversely by immediate payment. In addition, the right of redemption may be suspended or the date of payment postponed:

o for any period during which the New York Stock Exchange is closed, other than for customary weekend and holiday closings;
o when trading in the markets that the Fund normally utilizes is restricted or when an emergency, as defined by the rules and regulations of the SEC exists, making disposal of that Fund's investments or determination of its net asset value not reasonably practicable, or
o    for any other periods as the SEC by order may permit.

In the case of any such suspension, you may either withdraw your request for redemption or receive payment based on the net asset value per share next determined after the termination of the suspension.

Each Fund will pay all redemptions, up to the lesser of $250,000 or 1% of its net assets per shareholder per 90-day period, in cash. The Funds may pay redemptions above such limits wholly or partly "in kind" with fixed-income securities or other assets in which the Fund invests. Nevertheless, redemption requests above the limits will usually be paid wholly in cash unless we believe that economic or market conditions exist that would make such cash payments against the Fund's best interests. If redemption proceeds are paid in kind, such securities will be valued as set forth under the caption "Determination of Net Asset Value."

The Dresher Family of Funds reserves the right to close your account and redeem your shares if the aggregate value of your account drops below $10,000 based on actual amounts invested and previously redeemed, without regard to market fluctuations. After notification to you of the intention to close your account, you will be given 30 days to increase the net invested value of your account to $10,000.

EXCHANGE PRIVILEGE

Shares of the Funds may be exchanged for each other at net asset value. You may request an exchange by sending a written request to the transfer agent. The request must be signed exactly as your name appears on the account records. Exchanges may also be requested by telephone. An exchange will be effected at the next determined net asset value after receipt of a request by the Transfer Agent. Exchanges may only be made for shares of Funds then offered for sale in your state of residence and are subject to the applicable minimum initial investment requirements. The exchange privilege may be modified or terminated by the Board of Trustees upon 60 days' prior notice to you. An exchange constitutes a sale of shares, which may cause you to recognize a capital loss or gain.



                       DIVIDENDS, DISTRIBUTIONS AND TAXES


The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986. In any year in which the Fund qualifies as a regulated investment company and distributes substantially all of its investment company taxable income (which includes, among other items, the excess of net short-term capital gains over net long-term capital losses) and its net capital gains (the excess of net long-term capital gains over net short-term capital losses), the Fund will not be subject to federal income tax to the extent it distributes such income and capital gains in the manner required under the Code.

Income received by the Fund from a mutual fund owned by the Fund, including dividends and distributions of short-term capital gains, will be distributed by the Fund, after deductions for expenses, and will be taxable to you as ordinary income. Distributions of net capital gains received by the Fund from other mutual funds, as well as net long-term capital gains realized by the Fund from the purchase and sale or redemption of mutual fund shares or other securities held by the Fund for more than one year, will be distributed by the Fund and will be taxable to you as long-term capital gains, even if you have held the shares for less than one year. If a shareholder who has received a capital gains distribution suffers a loss on the sale of his or her shares not more than six months after purchase, the loss will be treated as a long-term capital loss to the extent of the capital gains distribution received. Long-term capital gains, including distributions of net capital gains, are currently subject to a maximum federal tax rate of 20%, which rate is less than the maximum rate imposed on other types of taxable income. Capital gains may be advantageous also because they may be offset in full by capital losses. By contrast, no ordinary income received by corporations, and only the first $3,000 of ordinary income received by individuals, may be offset by capital losses. For purposes of determining the character of income received by the Fund when another mutual fund distributes net capital gains to the Fund, the Fund will treat the distribution as a long- term capital gain, even if the Fund has held shares of the underlying fund for less than one year. Any loss incurred by the Fund on the sale of such mutual fund's shares held for six months or less, however, will be treated as a long- term capital loss to the extent of the gain distribution.

The tax treatment of distributions from the Fund is the same whether the distributions are received in additional shares or in cash. Shareholders receiving distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share received equal to the net asset value of a share of the Fund on the reinvestment date.

The Fund may invest in mutual funds with capital loss carryforwards. If such a mutual fund realizes capital gains, it will be able to offset the gains to the extent of its loss carryforwards in determining the amount of capital gains which must be distributed to shareholders. To the extent that gains are offset in this manner, distributions to the Fund and its shareholders will not be characterized as capital gain dividends but may be ordinary income.


Redemptions of shares of the Fund are taxable events on which you may realize a gain or loss. An exchange of the Fund's shares for shares of another Fund will be treated as a sale of such shares and any gain on the transaction may be subject to federal income tax. Each year The Dresher Family of Funds will notify you of the tax status of dividends and distributions made during the year. Depending upon your residence for tax purposes, distributions may also be subject to state and local taxes, including withholding taxes. You should consult your own tax adviser regarding the tax consequences of ownership of shares of the Fund in your particular circumstances.


The Fund will distribute investment company taxable income and any net realized capital gains at least annually. All dividends and distributions will be reinvested automatically at net asset value in additional shares of the Fund making the distribution, unless you notify the Fund in writing of your election to receive distributions in cash.


                                DISTRIBUTION PLAN


The Dresher Family of Funds adopted a distribution and shareholder services plan (a 12b-1 plan) under which the Fund is permitted to pay the distributor a fee at the annual rate of up to 0.25% of average daily net assets for the sale of its shares and services provided to shareholders. The distributor may use the fee to defray the cost of commissions and service fees paid to financial service firms which have sold Fund shares or provided information to prospective investors, and to defray other expenses such as prospectus printing and distribution, advertising and shareholder servicing costs. Should the fees exceed the distributor's expenses in any year, the distributor would realize a profit. If the distribution and shareholder service fees would be paid out of Fund assets on an ongoing basis, they would, over time, increase the costs of your investment and may cost more than other types of sales charges. The Fund's Trustees have suspended all 12b-1 distribution fees indefinitely, or until such time as the Fund provides at least 60 days prior notice to shareholders of their effectiveness.

                                   APPENDIX A

CORPORATE DEBT OBLIGATIONS: The Fund will invest in the corporate debt obligations (bonds) of domestic corporations that are rated BBB or better by S&P, or Baa or better by Moody's. Bonds in these top four ratings categories are considered "investment grade." Bonds in the top two categories are considered "high quality." A debt rating by Moody's or S&P reflects their current assessment of the creditworthiness of an obligor with respect to a specific obligation. The purpose of the rating systems is to provide investors with a simple system of gradation by which the relative investment qualities of bonds may be noted. A rating is not a recommendation as to investment value, inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished by the issuer or from other sources that the rating agencies deem reliable. The ratings may be changed, suspended or withdrawn as a result of changes in, or availability of, such information or for other circumstances.

The following is a description of the characteristics of ratings as published by Moody's and S&P.

RATINGS BY MOODY'S (MOODY'S INVESTORS SERVICE)

         Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge,". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than Aaa securities.

         A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Baa Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Note: Moody's applies numerical modifiers, 1, 2, and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modification 1 indicates that the security ranks in the higher end of its generic rating group; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating group.

RATINGS BY S&P (STANDARD & POOR'S RATINGS GROUP)

         AAA Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

         AA Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher-rated issues only in small degree.

         A Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated groups.

         BBB Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this group than in higher-rated groups.

         BB, B Debt rated BB and B is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Plus (+) or Minus (-): The ratings from AA to B may be modified by the addition of a plus or minus sign to show relative standing within the major rating groups.

U.S. GOVERNMENT OBLIGATIONS: A portion of the Fund may be invested in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities. Some of the obligations purchased by the Fund are backed by the full faith and credit of the U.S. government and are guaranteed as to both principal and interest by the U.S. Treasury. Examples of these include direct obligations of the U.S. Treasury, such as U.S. Treasury bills, notes, and bonds, or indirect obligations of the U.S. Treasury, such as obligations of the Government National Mortgage Association, the Maritime Administration, the Farmers Home Administration, and the Department of Veterans Affairs.

While the obligations of many of the agencies and instrumentalities of the U.S. government are not direct obligations of the U.S. Treasury, they are generally backed indirectly by the U.S. government. Some of the agencies are indirectly backed by their right to borrow from the U.S. government, such as the Federal Financing Bank, the Federal Home Loan Banks, and the U.S. Postal Service. Others are supported solely by the credit of the agency or instrumentality itself, but are given additional support due to the U.S. Treasury's authority to purchase their outstanding debt obligations. These agencies include the Federal Farm Credit Banks, the Federal Home Loan Mortgage Corporation, and the Federal National Mortgage Association. No assurance can be given that the U.S. government would provide financial support to U.S. government-established or sponsored agencies. Furthermore, with respect to the U.S. government securities purchased by the Fund, guarantees as to the timely payment of principal and interest do not extend to the value or yield of these securities, nor do they extend to the value of the Fund's shares. The Fund may invest in these securities if it believes they offer an expected return commensurate with the risks assumed.


MORTGAGE PASS-THROUGH SECURITIES: Mortgage pass-through securities are guaranteed by an agency of the U.S. government or are issued by a private entity. These securities represent ownership in "pools" of mortgage loans and are called "pass-throughs" because principal and interest payments are passed through to security holders monthly. The security holder may also receive unscheduled principal payments representing prepayments of the underlying mortgage loans. When the Fund reinvests the principal and interest payments, it may receive a rate of interest which is either higher or lower than the rate on the existing mortgage.

During periods of declining interest rates there is increased likelihood that mortgage securities may be prepaid more quickly than expected. Such prepayment would most likely be reinvested at lower rates. On the other hand, if the pass-through securities had been purchased at a discount, then such prepayment of principal may benefit the Fund. Conversely, in a rising interest rate environment, mortgage securities may be prepaid at a rate slower than expected. In this case, the current cash flow of the bond generally decreases. A slower prepayment rate effectively lengthens the time period the security will be outstanding and may adversely affect the price and the price volatility of the security.

COLLATERALIZED MORTGAGE OBLIGATIONS: Collateralized Mortgage Obligations (CMOs) are private entity or U.S. government agency-issued multi-class bonds that are collateralized by U.S. agency-guaranteed mortgage pass-through securities. The issuer typically issues several classes, or "tranches,", of bonds, the debt service of which is provided by the principal and interest payments from the mortgage pass-through securities in the trust. Each of these tranches is valued and traded separately based on its distinct cash flow characteristics. The Manager will purchase a tranche with the weighted-average life and cash flow characteristics that it believes will contribute to achieving the objectives of the Fund.

All CMOs purchased by the Fund will be issued or guaranteed by an agency of the U.S. government or have a AA rating by either S&P or Moody's. To qualify for this rating, a CMO is structured so that even under conservative prepayment and reinvestment assumptions, the principal and interest payments from the collateral are expected to meet or exceed the cash flow obligations of all the tranches of the CMO. However, there are risks associated with CMOs which relate to the risks of the underlying mortgage pass-through securities (i.e., an increase or decrease in prepayment rates, resulting from a decrease or increase in mortgage interest rates, will affect the yield, average life and price of
CMOs). In a falling interest rate environment, the mortgage securities may be pre-paid faster than the assumed rate. In this scenario, the prepayments of principal will generally be reinvested at a rate which is lower than the rate that the security holder is currently receiving. Conversely, in a rising interest rate environment, the mortgage collateral may be prepaid at a rate which is slower than the assumed rate. In this case, the current cash flow of the bond generally decreases. A reduced prepayment rate effectively lengthens the time period the security will be outstanding and may adversely affect the price and the price volatility of the security.

WHEN ISSUED When a security is purchased on a "when issued" basis, it means that an order is placed, and payment made, before a security is available to be delivered, and before an absolute delivery date is established. If the security is not issued, the purchase price is returned.

DELAYED DELIVERY When a security is purchased on a delayed delivery basis, it means that an order is placed, and payment made, for delivery on or before a specific future date that is beyond the traditional settlement date for such type of security. The traditional settlement date is generally the third business day after the trade date, known as "T+3."

LEND PORTFOLIO SECURITIES Lending portfolio securities means lending securities that the Fund owns long in its portfolio to brokers and other securities professionals. This practice may be used by the Fund to generate fee income that is paid by the broker borrowing the security. Securities are borrowed to cover delivery requirements, and to cover short positions by the brokers and their clients.

                             ADDITIONAL INFORMATION

You will find additional information about the Funds in the Statement of Additional Information and in shareholder reports. Shareholder inquiries may be made by calling the toll-free number listed below. The Statement of Additional Information contains more detailed information on the Funds' investments and operations. The semiannual and annual shareholder reports contain a discussion of the market conditions and the investment strategies that significantly affected the Funds' performance during the last fiscal year, as well as a listing of portfolio holdings and financial statements. These and other Trust documents may be obtained without charge from the following sources:

By Phone:             1-888-980-7500

By Internet:          http://www.dresherfunds.com
By e-mail request to: invest@dresherfunds.com

By Mail:              National Shareholder Services, Inc.
                      Twining Office Center, Suite 202
                      715 Twining Road
                      Dresher, PA 19025

Information about the Funds (including the Statement of Additional Information) can be reviewed and copied at the Securities and Exchange Commission's public reference room in Washington, D.C. Information about the operation of the public reference room can be obtained by calling the SEC at 202-942-8090. Reports and other information about the Funds are available on the SEC's Internet site at http://www.sec.gov. Copies of information on the SEC's Internet site may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to: Public Reference Section of the SEC, Washington, D.C. 20549.

The Statement of Additional Information is incorporated by reference into this prospectus (is legally a part of this prospectus).





(Investment Company Act File No. 811-08177)

                                       The
                                     DRESHER
                                 Family of Funds


                                  Statement of
                                   Additional
                                   Information
                                January 31, 2003

                                   THE DRESHER
                            COMPREHENSIVE GROWTH FUND

                                   THE DRESHER
                             CLASSIC RETIREMENT FUND

                                   THE DRESHER
                                   INCOME FUND


This Statement of Additional Information is not a prospectus and supplements the prospectus of The Dresher Family of Funds, dated January 31, 2003, as supplemented from time to time. This Statement of Additional Information should be read in conjunction with the prospectuses. A copy of the prospectuses can be obtained from The Dresher Family of Funds, 715 Twining Road, Suite 202, Dresher, Pennsylvania 19025, telephone number (888) 980-7500 or www.dresherfunds.com.

As permitted by the rules of the Securities and Exchange Commission, The Dresher Family of Funds annual report for the year ended December 31, 2001, and semi-annual report for the period ended June 30, 2002, previously filed with the SEC, are incorporated by reference in this Statement of Additional Information. A copy of the most recent annual or semi-annual report has been delivered along with this Statement of Additional Information.

                                TABLE OF CONTENTS



CAPTION                   PAGE     LOCATION IN PROSPECTUS

Investment Objectives,      1      Investment Objectives and
Policies and Restrictions          Strategies and Related Risks

Management of The Dresher   3      Management of The Dresher Family
Family of Funds                    of Funds

Principal Holders of        5      Not required
Securities

The Investment Manager      6      Management of The Dresher Family of Funds

The Distributor and the     7      Management of The Dresher Family of Funds
Distribution Plan

The Transfer Agent          9      Management of The Dresher Family of Funds

The Custodian               9      Not required

The Auditor                 9      Not required

Portfolio Transactions      9      Management of The Dresher Family of Funds

Capital Stock and          10      Not required
Shareholders

Purchase, Redemption and   10      Determination of Net Asset Value;
Pricing of Securities              How to Purchase Shares;
Being Offered                      How to Redeem Shares

Tax Status                 11      Dividends, Distributions and Taxes

Financial Statements       11      Financial Highlights

                INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS


The Dresher Family of Funds was organized as a Delaware business trust on March 26, 1997 and registered as an open-end management investment company under the Investment Company Act of 1940, as amended, later that same year. The Dresher Family of Funds is a diversified investment company for the purposes of the 1940 Act. The Dresher Family of Funds currently consists of three separate portfolios or series, each with different investment objectives (the "Funds"). The Dresher Comprehensive Growth Fund ("Comprehensive Growth") and The Dresher Classic Retirement Fund ("Classic Retirement") seek to achieve their investment objectives by acting as a fund of funds (i.e., investing in shares of other open-end investment companies ("mutual funds")). The Dresher Income Fund ("Income") seeks to achieve its investment objective by investing in individual fixed-income securities. As of the date of this Statement of Additional Information, the series are:


THE DRESHER COMPREHENSIVE GROWTH FUND is a growth fund which seeks capital appreciation without regard to current income.

 THE DRESHER CLASSIC RETIREMENT FUND is a moderate growth fund which seeks moderate capital appreciation and significant income.


THE DRESHER INCOME FUND seeks a high and stable rate of current income, consistent with long-term preservation of capital.


The investment objectives of the Funds are described in the prospectus under the heading "Investment Objectives and Strategies and Related Risks." Each Fund's investment objective is non-fundamental and may be changed by the Board of Trustees of The Dresher Family of Funds without approval by the shareholders of that Fund. Shareholders would be notified in writing at least 30 days before a change in the investment objective of a Fund. The other non-fundamental policies of each of the Funds are:

o It may not invest more than 15% of its assets in securities that are not readily marketable.
o It may not invest for the purposes of exercising control or management of any issuer.
o It may not purchase securities of any closed-end investment company or unregistered securities of any investment company.

In addition, each Fund has adopted certain fundamental investment policies. These fundamental investment policies cannot be changed unless the change is approved by the lesser of

o 67% or more of the votes of the Fund, or The Dresher Family of Funds, as appropriate, present at a meeting, if the holders of more than 50% of the Fund or The Dresher Family of Funds are present or represented by proxy or
o more than 50% of the outstanding votes of the Fund or The Dresher Family of Funds.

The Funds' fundamental investment policies have been adopted to avoid wherever possible the necessity of shareholder meetings otherwise required under the 1940 Act. This recognizes the need to react quickly to changes in the law or new investment opportunities in the securities markets and the cost and time involved in obtaining shareholder approvals for diversely held investment companies.

Each Fund's fundamental investment policies are:

o It may purchase securities of an issuer only when consistent with the maintenance of the Fund's status as a "diversified" company. This means that at least 75% of each Fund's total assets must be comprised of:
     o    Cash or cash items;
     o    U.S. Government securities;
     o    Securities of other investment companies; or
     o Other securities, so long as not more than 5% of the Fund's total assets are invested in any one issuer and the Fund owns not more than 10% of the outstanding voting securities of that issuer.
o It may not invest 25% or more of its total assets in the securities of mutual funds that concentrate themselves, that is, invest 25% or more of their total assets, in any one industry. However, a Fund may indirectly invest 25% or more of its assets in any one industry if two or more of the underlying funds invest their assets in that industry.
o It may not purchase or sell commodities, commodities contracts or real estate; issue senior securities; or underwrite securities.
o It may not lend or borrow money, or pledge or mortgage any of its assets, except that it may lend securities in the ordinary course of business to generate fee income, and it may borrow money and provide security therefore for temporary liquidity needs for extraordinary or emergency purposes.


The mutual funds in which the Comprehensive Growth and Classic Retirement Funds may invest, generally, but need not, have the same investment objectives, policies and limitations as the relevant Fund. Although the Comprehensive Growth and Classic Retirement Funds may from time to time invest in shares of the same underlying mutual funds, the percentage of each Fund's assets so invested may vary, and the investment manager will determine that such investments are consistent with the investment objectives and policies of such Fund. The investments that may, in general, be made by underlying funds in which the Funds may invest, as well as certain of the risks associated with such investments, are described in the prospectus and in Appendix A to the prospectus.


Each Fund may invest up to 100% of its assets in bank money market deposit accounts or money market mutual funds for temporary defensive purposes when we believe that other investments involve unreasonable risk given current market, economic, geo-political or other conditions.

The Funds have no restrictions on portfolio turnover. Generally, the Funds follow a buy and hold strategy and do not seek to act as a trader. It is not anticipated that the portfolio turnover rate will vary significantly from that reported in the Financial Highlights of the prospectus.

                    MANAGEMENT OF THE DRESHER FAMILY OF FUNDS

TRUSTEES AND OFFICERS

Under applicable Delaware business law and the Investment Company Act of 1940, the Board of Trustees is responsible for the overall management of The Dresher Family of Funds, and thus of each Fund, including general supervision and review of the Funds' investment activities. By virtue of the responsibilities assumed by National Financial Advisors, Inc. as investment manager described below, The Dresher Family of Funds has no employees other than its executive officers, each of whom is employed by National Financial Advisors or its affiliates and none of whom devotes full time to the affairs of The Dresher Family of Funds.

The following table provides biographical information with respect to each current Trustee and officer of The Dresher Family of Funds. Each Trustee who is an "interested person," as defined in the 1940 Act, is indicated by an asterisk.


Name and Address       Position Held  Principal Occupation(s)
                       with The       During Past 5 Years
                       Dresher Family
                       Of Funds

Michael H. Peuler*     Trustee,       Senior Vice President and financial
715 Twining Road,      President      services division manager of Blue Ball
Suite 202                             National Bank since 1993. Certified
Dresher, PA 19025                     public accountant and certified
(Age: 51)                             financial planner.  President of
                                      National Financial Advisors (investment
                                      adviser to the Funds) and National
                                      Shareholder Services, Inc. (shareholder
                                      services agent).

Brad D. Wexler         Vice           Treasurer of National Financial
715 Twining Road,      President      Advisors and Vice President of
Suite 202                             NFA Brokerage Services, Inc.
Dresher, PA  19025                    Chief Operating Officer of The
(Age: 48)                             National Advisory Group, Inc.

Diana Kleaver          Secretary      Secretary of National Financial
715 Twining Road,                     Advisors and NFA Brokerage Services,
Suite 202                             Inc.
Dresher, PA  19025
(Age: 55)

David S. Butterworth   Portfolio      President of NFA Brokerage Services,Inc.
715 Twining Road,      Manager and    and Vice President of National Financial
Suite 202              Treasurer      Advisors.  Vice President and Portfolio
Dresher, PA  19025                    Manager of Blue Ball National Bank.
(Age: 47)                             Manager of broker/dealer office for F.J.
                                      Morrissey & Co., Inc. from 1997 to 1999, and President of D.S. Butterworth & Co.,
                                      Inc. an investment advisor and
                                      broker/dealer, from 1992 to 1997. Mr.
                                      Butterworth served as portfolio manager
                                      for the Joshua Mutual Fund, Inc., a small equity mutual fund, from 1994 to 1995.

Donald M. Horning      Trustee        President, Horning Dodge Chrysler
715 Twining Road,                     Plymouth, Inc. from 1998 to present.
Suite 202                             Director of Business Development, Horning
Dresher, PA 19025                     Dodge Chrysler Plymouth, Inc. from 1993
(Age: 59)                             to 1998.

Loren L. Martin        Trustee        President, Bioturf, Inc.
715 Twining Road,                     (agricultural turf products)
Suite 202
Dresher, PA 19025
(Age: 38)

John M. Porter, Jr.    Trustee        Chief Executive Officer and President,
715 Twining Road,                     Ephrata Community Hospital and Ephrata
Suite 202                             Community Hospital Foundation; Chairman,
Dresher, PA 19025                     Preferred Health Care (health care
(Age: 48)                             provider).



The independent trustees waived all compensation from The Dresher Family of Funds during 2001 and 2002. No officer, director or employee of the investment manager or any of its affiliates receives any compensation from The Dresher Family of Funds for serving as an officer of The Dresher Family of Funds.

                         PRINCIPAL HOLDERS OF SECURITIES


As of September 1, 2002, the following persons were known by The Dresher Family of Funds to be owners of record and beneficially of more than 5% of the outstanding shares of each of the Funds:


                                  Percentage of
      Name and Address             Shares Owned

A. The Dresher Comprehensive
   Growth Fund

John R. Savoy Enterprises,            13.494%
Inc. 401(k) Plan
P. O. Box 339
Clayton, DE  19703

Frame Lehigh 401(k) Plan               6.133%
80 Broad Street
Beaver Meadows, PA 18216


B. The Dresher Classic
   Retirement Fund

Frame Lehigh 401(k) Plan              12.393%
80 Broad Street
Beaver Meadows, PA 18216

Greta G. Rubinstein IRA                7.169%
Rollover
The Plaza Apartments
1250 Greenwood Avenue, Apt 600
Jenkintown, PA 19046

Marshall Industrial Technologies       6.951%
Savings and Retirement Plan
529 South Clinton Avenue
Trenton, NJ  08611

Charles G. Keller, Inc.                5.677%
401(k) Plan
Albidale Drive
3700 Keller's Farm
Huntingdon Valley, PA  19006

As of December 31, 2002, the Trustees and officers as a group did not own any of the outstanding shares of The Dresher Comprehensive Growth Fund or The Dresher Classic Retirement Fund.

                             THE INVESTMENT MANAGER

National Financial Advisors, Inc. serves as investment manager to The Dresher Family of Funds and its Funds pursuant to a written investment management agreement. National Financial Advisors is a Pennsylvania corporation organized in 1994, and is a registered investment adviser under the Investment Advisers Act of 1940, as amended. Michael H. Peuler, Trustee and President of The Dresher Family of Funds, is President of National Financial Advisors and National Shareholder Services. David S. Butterworth, Portfolio Manager and Treasurer of The Dresher Family of Funds, also serves as the Vice President of National Financial Advisors, President of NFA Brokerage Services and Vice President and portfolio manager of Blue Ball National Bank. Brad D. Wexler, Treasurer of National Financial Advisors, also serves as Vice President of The Dresher Family of Funds and Vice President of NFA Brokerage Services.

National Financial Advisors is a wholly owned subsidiary of The National Advisory Group, Inc., a Pennsylvania corporation formed in 1984 which provides non-discretionary investment advisory and retirement services to trusts, institutions and high-income individuals. PennRock Financial Services Corp., a Pennsylvania bank holding company listed on the NASDAQ Stock Market under the symbol "PRFS", is the sole shareholder of The National Advisory Group. In addition to National Financial Advisors, The National Advisory Group also owns all of the outstanding shares of the following:

o NFA Brokerage Services, the NASD mutual funds only broker/dealer through which the shares of the Funds are being offered.
o National Shareholder Services, which will serve as the Funds' transfer agent, dividend paying agent and shareholder service agent.
o    National Actuarial Consultants, Ltd., a pension record keeper.

Subject to the supervision and direction of the Board of Trustees, National Financial Advisors, as investment manager, manages each Fund's portfolio in accordance with the stated policies of that Fund. National Financial Advisors makes investment decisions for each Fund and places the purchase and sale orders for portfolio transactions. In addition, National Financial Advisors furnishes office facilities and clerical and administrative services, pays the salaries of all officers and employees who are employed by both it and The Dresher Family of Funds and, subject to the direction of the Board of Trustees, is responsible for the overall management of the business affairs of each Fund, including the provision of personnel for recordkeeping, the preparation of governmental reports and responding to shareholder communications.

Under the Investment Advisory Agreement between The Dresher Family of Funds and National Financial Advisors, National Financial Advisors is entitled to receive from the Comprehensive Growth and Classic Retirement funds as compensation for its services an annual fee of 0.90% on each Fund's average daily net assets, (not including extraordinary expenses). Under the Investment Advisory Agreement between The Dresher Family of Funds and National Financial Advisors, National Financial Advisors is entitled to receive from the Income fund as compensation for its services an annual fee of 0.60% on each Fund's average daily net assets, (not including extraordinary expenses). Unlike most mutual funds, the management fees paid by the Funds to National Financial Advisors include transfer agency, pricing, custodial, auditing and legal services, taxes, interest, redemption fees, fees and expenses of non-interested Trustees and general administrative and other operating expenses of each Fund except expenses under the Distribution Plan and extraordinary expenses. In approving and renewing the advisory Agreement, the Independent Trustees of the Funds considered the investment performance of the Funds relative to comparable indices, the fees paid by the Funds, the quality of administrative services provided by the manager and its affiliates, and the lack of any customer complaints.

The following table shows the compensation paid to, and the management fee waived by, the Investment Manager for the years 2000-2002.

                      2001       2001       2000       2000
                      Management Management Management Management
                      Fee        Fee        Fee         Fee
                      Paid       Waived     Paid        Waived

Comprehensive Growth   $147,615   $30,746    $175,764    $36,611
Fund
Classic Retirement     $140,230   $29,209    $164,357    $34,236
Fund

                      2002        2002
                      Management  Management
                      Fee         Fee
                      Paid        Waived

Comprehensive Growth   $127,660   $26,591
Fund
Classic Retirement     $138,047   $28,754
Fund


                    THE DISTRIBUTOR AND THE DISTRIBUTION PLAN

NFA Brokerage Services, a wholly-owned subsidiary of The National Advisory Group, with its principal offices at 715 Twining Road, Suite 218, Dresher, Pennsylvania 19025, serves as the distributor of the Funds' shares. The distributor is obligated to sell shares of the Funds on a best efforts basis only against purchase orders for the shares. Shares of the Funds are offered to the public on a continuous basis. David S. Butterworth, President of NFA Brokerage Services, is portfolio manager and Treasurer of The Dresher Family of Funds. Brad D. Wexler, Vice President of NFA Brokerage Services, also serves as Vice President of The Dresher Family of Funds.

The Dresher Family of Funds has adopted a Distribution Plan with respect to the distribution of each Fund's shares. Beginning in 2003, the Fund's Trustees have suspended indefinitely the payment of any 12b-1 fees under the Distribution Plan. If the Distribution Plan fees were to be reinstated (which cannot be done without first giving sixty days prior notice to the shareholders), the Plan permits, among other things, payments in the form of:

o    compensation to securities brokers and dealers for selling shares;
o compensation to securities brokers and dealers, accountants, attorneys, investment advisors, pension actuaries, non-profit entities not advised by the investment manager or its affiliates and service organizations for services rendered by them to their clients or members in reviewing, explaining or interpreting the Funds' prospectus and other selling materials;
o    advertising costs;
o costs of telephone, mail, or other direct solicitation of prospective investors and of responding to inquiries, as well as the compensation of persons who do the soliciting or respond to inquiries;
o preparing and printing prospectuses and other selling materials and the cost of distributing them (including postage);
o reimbursement of travel, entertainment, and like expenditures made by the Trustees in promoting the Funds and their investment objective and policies;
o    fees of public relations consultants;
o    awards

The fees payable under the Distribution Plan are payable without regard to actual expenses incurred. Each Fund may expend as much as, but not more than, 0.25% of its average net assets annually pursuant to the Distribution Plan.

A report of the amounts expended by each Fund under the Distribution Plan and the purpose of the expenditure must be made to and reviewed by the Board of Trustees at least quarterly. In addition, the Distribution Plan provides that it may not be amended to increase materially the costs which each Fund will bear for distribution without shareholder approval of the relevant Fund and that other material amendments of the Distribution Plan must be approved by the Board of Trustees, and by the Trustees who are not "interested persons," as defined in the 1940 Act, and who have no direct or indirect financial interest in the operation of the Distribution Plan or in any agreements related to the Distribution Plan, by vote cast in person at a meeting called for the purpose of voting on the Distribution Plan. The Distribution Plan is terminable at any time by vote of a majority of the Trustees who are not "interested persons," and who have no direct or indirect financial interest in the operation of the Distribution Plan or in any related service agreement or by vote of the majority of the relevant Fund's shares. Any dealer or service agreement related to the Distribution Plan terminates upon assignment and is terminable at any time, without penalty, upon not more than 60 days' written notice to any other party to the agreement, by a vote of a majority of the Trustees who are not "interested persons" and who have no direct or indirect financial interest in the operation of the Distribution Plan or in any of the related service agreements or by vote of a majority of the relevant Fund's shares.

The Distribution Agreement with NFA Brokerage:

o provides for the payment by each Fund to NFA Brokerage of a distribution fee of .25% of average net assets and
o authorizes NFA Brokerage to make payments for activities and expenditures permitted by the Distribution Plan.

During the 2001 fiscal year, $59,955 was expended by The Dresher Family of Funds pursuant to the Distribution Plan, of which $31,268 was spent on advertising, $6,316 on printing prospectuses for delivery to other than current shareholders and $22,371 on professional fees.

The Trustees believe that the Distribution Plan has benefited and may continue to benefit each of the Funds and their shareholders. Among these benefits are reductions in per share expenses of each Fund as a result of increased assets in the Fund and a more predictable flow of cash which may provide investment flexibility in seeking each Fund's investment objective and may better enable the Fund to meet redemption demands without liquidating portfolio securities at inopportune times. Nevertheless, beginning in 2003, all distribution fees have been suspended indefinitely.

The underlying funds in which the Funds invest may impose their own Rule 12b-1 fees. Rule 12b-1 fees imposed by an underlying fund could be as high as .75% of an underlying fund's net assets and service fees could be as high as .25% of an underlying fund's net assets. In the aggregate, such combined fees could be as high as 1.00% of an underlying fund's net assets. For a description of the arrangements pursuant to which underlying funds imposing Rule 12b-1 or service fees pay service fees to the distributor in connection with services rendered by the distributor and the process by which the distributor will reimburse to the Funds any fees received for effecting purchases of underlying funds' shares, see the discussion in the prospectus entitled "Execution of Portfolio Transactions."

                               THE TRANSFER AGENT

The Board of Trustees of The Dresher Family of Funds has approved an Administration, Accounting and Transfer Agency Agreement among The Dresher Family of Funds, National Shareholder Services, and National Financial Advisors. Pursuant to the agreement, National Shareholder Services serves as the Trust's transfer and dividend paying agent and performs shareholder service activities. National Shareholder Services also calculates daily net asset value per share for each Fund and maintains such books and records as are necessary to enable it to perform its duties. The administrative services necessary for the operation of The Dresher Family of Funds and its Funds provided by National Shareholder Services include among other things:

o    preparation of shareholder reports and communications;
o regulatory compliance, such as reports and filings with the Securities and Exchange Commission and state securities commissions; and
o general supervision of the operation of The Dresher Family of Funds and its Funds, including coordination of the services performed by National Financial Advisors, the custodian, independent accountants, legal counsel and others.

National Shareholder Services is compensated by National Financial Advisors for its services out of the investment management fee paid to National Financial Advisors by each Fund.

National Shareholder Services is a wholly-owned subsidiary of The National Advisory Group. Its business address is 715 Twining Road, Suite 202, Dresher, Pennsylvania 19025.

                                  THE CUSTODIAN

Blue Ball National Bank, 1060 Main Street, Blue Ball, Pennsylvania 17506, an affiliate of PennRock Financial Services Corporation and National Financial Advisors, serves as the Dresher Family of Funds' custodian. The custodian is responsible for holding the Funds' portfolio securities and cash reserves. The Fund does not pay compensation to Blue Ball National Bank for providing custodial services.

                                   THE AUDITOR

Sanville & Company, independent certified public accountants located at 1514 Old York Road, Abington, Pennsylvania 19001, has been selected as the auditors for The Dresher Family of Funds. In such capacity, Sanville & Company periodically reviews the accounting and financial records of The Dresher Family of Funds and examines its financial statements.
                             PORTFOLIO TRANSACTIONS

Decisions to buy and sell securities for the Funds are made by the investment manager subject to the overall supervision and review by the Board of Trustees. Portfolio security transactions for the Funds are effected by or under the supervision of the investment manager.

NFA Brokerage Services, the distributor of the Funds' shares, may assist in the placement of Funds' portfolio transactions. In such capacity, NFA Brokerage may receive distribution or service payments from the underlying funds or their underwriters or sponsors in accordance with the normal distribution arrangements of those funds. See "The Distributor." In providing execution assistance, NFA Brokerage Services may receive orders from the investment manager; place them with the underlying fund's distributor, transfer agent or other person, as appropriate; confirm the trade, price and number of shares purchased or sold; and assure prompt and proper settlement of the order.

The Funds intend to arrange to be included within a class of investors entitled not to pay sales charges by purchasing load fund shares under letters of intent, rights of accumulation, cumulative purchase privileges and other quantity discount programs.

                         CAPITAL STOCK AND SHAREHOLDERS


The Dresher Family of Funds currently offers common shares of three series: The Dresher Classic Retirement Fund, The Dresher Comprehensive Growth Fund, and The Dresher Income Fund. The Board of Trustees may authorize the issuance of shares of additional series or classes, if it deems it desirable. Shares within each series have equal, noncumulative voting rights, and have equal rights as to distributions, assets and liquidation of such series except to the extent that such voting rights or rights as to distributions, assets and liquidation vary among classes of a series.


Upon issuance and sale in accordance with the terms of the prospectus, each share will be fully paid and non-assessable. Shares of the Funds have no preemptive, subscription or conversion rights and are redeemable as set forth in the prospectus under "How to Redeem Shares." Under Delaware law, shareholders of a Delaware business trust are not subject to personal liability for the acts and obligations of The Dresher Family of Funds.

The Dresher Family of Funds is not required to hold annual shareholders' meetings and does not intend to do so. The Dresher Family of Funds may, however, hold special meetings in connection with certain matters. These include changing a Fund's fundamental policies, electing or removing Trustees, or approving or amending any investment advisory agreement or distribution plan.

Shareholders have the right to vote on any matters which by law or the provisions of the Declaration of Trust of The Dresher Family of Funds they may be entitled to vote upon. Shareholders are entitled to one vote for each dollar of net asset value, calculated as the number of shares owned times net asset value per share, of such Fund. Unless otherwise permitted by the 1940 Act, shareholders will vote by series and not in the aggregate. In addition, shareholders will vote exclusively as a class on any matters relating solely to their arrangement as a class and on any matter in which the interests of that class differs from the interests of any other class in that Fund. The term "vote of a majority of the outstanding votes" of a Fund or of the Dresher Family of Funds, as appropriate, means the vote of the lesser of:

o 67% of the votes of the Fund or of The Dresher Family of Funds present at a meeting of shareholders if the holders of more than 50% of the outstanding votes of the Fund or The Dresher Family of Funds are present in person or by proxy or
o more than 50% of the outstanding votes of the Fund or The Dresher Family of Funds.

In compliance with applicable provisions of the 1940 Act, each Fund intends to vote the shares of the underlying funds held by it in the same proportion as the vote of all other holders of such underlying fund's securities. The effect of such "mirror" voting will be to neutralize the Fund's influence on corporate governance matters regarding the underlying funds in which the Fund invests.


                   PURCHASE, REDEMPTION AND PRICING OF SHARES

For a description of how the shares are priced and how to purchase and redeem shares, see "Determination of Net Asset Value," "How to Purchase Shares" and "How to Redeem Shares" in the prospectus.

If the Board of Trustees of The Dresher Family of Funds determines that it would be detrimental to the best interests of the remaining shareholders of a Fund to make payment wholly or partly in cash, that Fund may pay the redemption price in whole or in part by a distribution "in kind" of securities from the portfolio of that Fund, instead of in cash, in conformity with applicable rules of the SEC. The Dresher Family of Funds will, however, redeem shares solely in cash up to the lesser of $250,000 or 1% of its net assets during any 90-day period for any one shareholder. The proceeds of redemption may be more or less than the amount invested and, therefore, a redemption may result in a gain or loss for federal income tax purposes.

                                   TAX STATUS

The prospectus describes generally the tax treatment of distributions by the Funds. This section of the Statement of Additional Information includes additional information concerning federal taxes.

Each Fund has qualified and intends to qualify annually for the special tax treatment afforded a "regulated investment company" under Subchapter M of the Internal Revenue Code so that it does not pay federal taxes on income and capital gains distributed to shareholders. To so qualify a Fund must, among other things, (i) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currency, or certain other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in stock, securities or currencies; and (ii) diversify its holdings so that at the end of each quarter of its taxable year the following two conditions are met:
(a) at least 50% of the value of the Fund's total assets is represented by cash, U.S. Government securities, securities of other regulated investment companies and other securities (for this purpose such other securities will qualify only if the Portfolio's investment is limited in respect to any issuer to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer) and (b) not more than 25% of the value of the Fund's assets is invested in securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies).

A Fund's net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. Capital losses may be carried forward to offset any capital gains for eight years, after which any undeducted capital loss remaining is lost as a deduction.

A federal excise tax at the rate of 4% will be imposed on the excess, if any, of a Fund's "required distribution" over actual distributions in any calendar year. Generally, the "required distribution" is 98% of a Fund's ordinary income for the calendar year plus 98% of its net capital gains recognized during the one year period ending on October 31 of the calendar year plus undistributed amounts from prior years. The Trust intends to make distributions sufficient to avoid imposition of the excise tax.

The Trust is required to withhold and remit to the U.S. Treasury a portion (31%) of dividend income on any account unless the shareholder provides a taxpayer identification number and certifies that such number is correct and that the shareholder is not subject to backup withholding.

                              FINANCIAL STATEMENTS

Incorporated by reference to the financial statements in the Trust's Annual Report for the fiscal year ended December 31, 2001 as filed with the SEC on Form N-SAR on March 1, 2001, and the Semi Annual Report for the period ended June 30, 2002, as filed with the SEC on August 21, 2002.

                           THE DRESHER FAMILY OF FUNDS

                            PART C OTHER INFORMATION

ITEM 23. EXHIBITS
EXHIBIT  DESCRIPTION OF EXHIBIT
NUMBER

*(a)              Trust Instrument of Registrant

*(b)              Bylaws of Registrant

*(c               Instrument of Designation of Series of Beneficial Interest of
                  Registrant

****(d) Investment Management Agreement between Registrant and National Financial Advisors, Inc. ("NFA")

****(e)(1)        Distribution Agreement between Registrant and NFA Brokerage
                  Services ("NFA Brokerage")

*(e)(2)           Form of Dealer Agreement between NFA Brokerage and Dealers

*****(g)          Custody Agreement among Registrant, NFA and Blue Ball
                  National Bank

*(h) Administration, Accounting and Transfer Agency Agreement among Registrant, NFA and National Shareholder Services, Inc.

(i)               Opinion of Counsel

(j)               Consent of Independent Public Accountants

***(k)            Financial Statements

*(l)              Subscription Agreement between Registrant and Initial
                  Shareholders

*(m)(1)           Distribution Plan of Registrant

(p)               Code of Ethics

* Incorporated herein by reference to the Registration Statement as originally filed with the Securities and Exchange Commission on April 14, 1997, as amended.

** Incorporated herein by reference to Post-Effective Amendment No. 4 to the Registration Statement filed with the Securities and Exchange Commission on June 17, 1999.

*** Incorporated herein by reference to the registrant's semi-annual report on Form N-SAR as filed with the Securities and Exchange Commission on August 21, 2002.

**** Incorporated herein by reference to Post-Effective Amendment No. 5 to the Registration Statement filed with the Securities and Exchange Commission on April 5, 2001.

***** Incorporated herein by reference to Post-Effective Amendment No. 8 to the Registration Statement filed with the Securities and Exchange Commission on December 3, 2001.

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

Registrant is controlled by the Trustees. Registrant does not have any subsidiaries.

ITEM 25. INDEMNIFICATION

Article X, Section 10.2 of Registrant's Trust Instrument, incorporated by reference as Exhibit (a) hereto, provides for the indemnification of Registrant's past and present Trustees and officers. Indemnification of Registrant's investment manager, principal underwriter and custodian is provided for, respectively, in Section 8 of the Investment Advisory Agreement filed herewith as Exhibit (d), in Section 9 of the Distribution Agreement filed herewith as Exhibit (e), and in Article VII of the Custody Agreement filed herewith as Exhibit (g). In no event will Registrant indemnify any of its Trustees, officers, employees or agents against any liability to which such person would otherwise be subject by reason of such person's willful misfeasance, bad faith, gross negligence in the performance of such person's duties, or by reason of such person's reckless disregard of the duties involved in the conduct of such person's office or arising under such person's agreement with Registrant. Registrant will comply with Rule 484 under the Securities Act of 1933 and Release No. 11330 under the Investment Company Act of 1940 in connection with any such indemnification.

ITEM 26. BUSINESS AND OTHER CONNECTION OF INVESTMENT ADVISER

National Financial Advisors is a registered investment adviser providing investment advice to individuals, employee benefit plans, trusts, and corporations. The list required by this Item of the officers and directors of National Financial Advisors, together with information as to any business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated herein by reference to Schedules A and D of the Form ADV filed by National Financial Advisors pursuant to the Investment Advisors Act of 1940 (SEC File No. 408-09).


ITEM 27. PRINCIPAL UNDERWRITERS

  (a) None.

  (b) For information as to the business, profession, vocation or employment of a substantial nature of each of the principal underwriter, its officers and directors, reference is made to NFA Brokerage's Form BD
      (SEC File No. 8-47870).

  (c) Inapplicable.


ITEM 28. LOCATION OF ACCOUNTS AND RECORDS

Registrant maintains the records required by Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 to 31a-3 inclusive thereunder at its office located at 715 Twining Road, Suite 202, Dresher, Pennsylvania 19025. Certain records, including records relating to Registrant's shareholders and the physical possession of its assets, may be maintained pursuant to Rule 31a-3 at the main offices of Registrant's transfer agent, dividend disbursing agent and custodian located, as to the custodian, at 1060 Main Street, Blue Ball, Pennsylvania 17506, and, as to the transfer and dividend disbursing agent functions, at 715 Twining Road, Suite 202, Dresher, Pennsylvania 19025

ITEM 29. MANAGEMENT SERVICES
Inapplicable.

ITEM 30. UNDERTAKINGS
Inapplicable.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, Registrant has duly caused this registration statement to be signed on behalf by the undersigned, thereunto duly authorized, in the City of Blue Ball and the Commonwealth of Pennsylvania as of this 30th day of January, 2003.

                           THE DRESHER FAMILY OF FUNDS


                            By: /s/ Michael H. Peuler
Michael H. Peuler,
                              Trustee and President


Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



SIGNATURE              TITLE                    DATE

/s/ Michael H.         Trustee & President      January 30, 2003
Peuler
Michael H. Peuler

/s/ Donald M.          Trustee                  January 30, 2003
Horning
Donald M. Horning

/s/ Loren L. Martin    Trustee                  January 30, 2003
Loren L. Martin

/s/ John M.            Trustee                  January 30, 2003
Porter, Jr.
John M. Porter, Jr.

Exhibit (i)

                               CONSENT OF COUNSEL



You have requested our opinion as counsel to The Dresher Family of Funds (the "Fund") as to certain matters regarding the issuance of Shares of the Fund. As used in this letter, the term "Shares" means the shares of beneficial interest of any of the three series of Funds: The Dresher Classic Retirement Fund, The Dresher Comprehensive Growth Fund, or The Dresher Income Fund. We have examined certified or other copies believed by us to be genuine of the Fund's Trust Instrument and bylaws and such resolutions and minutes of meetings of the Fund's Board of Trustees as we have deemed relevant to our opinion, as set forth herein. Our opinion is limited to the laws and facts in existence on the date hereof, and it further limited to the laws (other than the conflict of law rules)in the State of Delaware and the Commonwealth of Pennsylvania and to the Securities Act of 1933 ("1933 Act"), the Investment Company Act of 1940 ("1940 Act") and the regulations of the Securities and Exchange Commission ("SEC") thereunder.


Based on present laws and facts, we are of the opinion that the issuance of the Shares has been duly authorized by the Fund and that, when sold in accordance with the terms contemplated by Post-Effective Amendment No. 12 to the Fund's Registration Statement on Form N-1A and each subsequent Post-Effective Amendment ("PEA") to said registration statement, including receipt by the Fund of full payment for the Shares and compliance with the 1933 Act and the 1940 Act, the Shares will have been validly issued, fully paid and non-assessable.

We hereby consent to this opinion accompanying or being incorporated by reference in the PEA when it is filed with the SEC. In giving this consent, we do not thereby admit that we are in the category of persons whose consent is required under section 7 of the 1933 Act, or the rules and regulations of the Commission thereunder.


                                                /s/STEVENS & LEE
                                                January 30, 2003


Exhibit (j)

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


We consent to the use of our report, dated February 13, 2002, on the annual financial statements and financial highlights of The Dresher Family of Funds - The Dresher Comprehensive Growth Fund and The Dresher Classic Retirement Fund which is included in Part A and B in Post Effective Amendment No.12 to the Registration Statement under the Securities Act of 1933 and Post Effective Amendment No.12 under the Investment Company Act of 1940 and included in the Prospectus and Statement of Additional Information, as specified, and to the reference made to us under the caption "Independent Auditors" in the Statement of Additional Information.



Abington, Pennsylvania                         /s/ Sanville & Company
January 30, 2003

Exhibit (p)


                   NATIONAL FINANCIAL ADVISORS - POLICY MANUAL


Section Name: Conflicts of Interest   Section: E                  Policy No.: 1



                     General Policy on Conflicts of Interest

         The Company has a fiduciary duty to its clients which requires each employee to act solely for the benefit of clients. Also, each employee has a duty to act in the best interests of the Company. In addition to the various laws and regulations covering the Company's activities, it is clearly in the Company's best interests to avoid potential conflicts of interest or even the appearance of such conflicts.

         Should doubt exist as to the propriety of a transaction, it is the Company's policy to consider the matter further to determine whether the transaction is connected to the interests of a director, officer, employee, or other related party.

         The fact that an officer or director of this Company is on a board of directors or is affiliated in any way with a widely traded corporation shall not, in and of itself, affect the purchase of this type of security. As a matter of general investment policy, the stock of a closely held corporation, on whose board of directors the Company's officers or directors are represented, shall not be purchased for client accounts unless it is quite clear that it is in the best interests of the client to do so.

                   NATIONAL FINANCIAL ADVISORS - POLICY MANUAL


Section Name: Conflicts of Interest   Section: E                Policy No.: 2


                                 Code of Ethics

         It is the Company's policy to require each of its officers and employees to sign and comply with the Code of Conduct of PennRock Financial Services Corporation. In addition, the Company has established its own Code of Ethics, as stated herein. While it is not possible to specifically define and prescribe rules regarding all possible cases in which conflicts of interest might arise, the Code of Ethics is designed to set forth the Company's policy regarding employee conduct in those situations in which conflicts are most likely to develop.

         Generally, the Code of Ethics requires that:


         a. Personal securities transactions (including transactions for an employee's own account or for an account in which the employee has beneficial ownership, such as accounts involving family or accounts in which the employee has a beneficial interest) must be cleared prior to execution, except under limited circumstances as set forth in the Code of Ethics;

         b. Quarterly reports of all personal securities transactions must be filed by all employees;

         c. Employees may not engage in personal transactions involving any securities which are:

                  (i) Being bought or sold on behalf of clients until one trading day after such buying or selling is completed or cancelled;

                  (ii) The subject of a buy or sell recommendation until three days following the issuance of such recommendation; and

                  (iii) Actively contemplated for transactions on behalf of clients, even though no buy or sell orders have been placed;

         d. Employees may not engage in personal transactions involving equity securities of broker-dealers;

         e. Employees may not engage in short sales, options or margin transactions without prior written approval from the Company's President;

         f. Employees may not purchase any debt, equity or equity related securities at any registered public offering, except:

                  (i) securities of the U.S. Government and U.S. Government Agencies; and

                  (ii) under limited circumstances as set forth in the Code of Ethics;

         g. Employees may not engage in personal transactions involving the securities of any corporation of which 10% or more of the outstanding shares are held in Company-managed portfolios;

         h. Employees may not seek, accept or offer any gifts or favors of material value (i.e., $50 per year) or any preferential treatment in dealings with any broker- dealer, portfolio company, financial institution or any other organization with whom the Company transacts business;

         i. Employees may not make use of the funds or assets of the Company for any unlawful or improper purpose;

         j. Information acquired in connection with employment may not be used in any way contrary to or in competition with the interests of clients. Information regarding actual or contemplated investment decisions, research priorities or client interests should not be disclosed to persons outside the Company and in no way can be used for personal gain. All outside relationships such as directorships or trusteeships should be discussed with the President prior to acceptance.

         The Company's President and Board of Directors is responsible for reviewing reports and compliance with the Code of Ethics.